UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report

The Advisors’ Inner Circle Fund

October 31, 2018

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund Cambiar Global Ultra Focus Fund

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TABLE OF CONTENTS

Shareholders’ Letter	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

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Cambiar Investors, LLC

Shareholder Letter

October 31, 2018

Cambiar Funds Shareholder Letter

Capital Concentration into Dollar Assets means 2018 is a Tough Year for Globalists

In 2017, financial markets enjoyed a slow trading volatility-free glide path upwards, with synchronized global growth in the major economic regions driving the narrative. Persistent daily flows into financial assets, heavily skewed to passive/index like products, flattered returns globally. Though the U.S. Federal Reserve began a process of raising interest rates back to “neutral” from the zero percent lower bound just a couple years ago, rates did not push over 1% until late 2017, suggesting a negative “real” rate of interest (Fed Funds minus inflation) persisted until early 2018.

The slow upward grind boiled over the top of the pot in late January 2018 – a synchronized global top it appears – and stock prices have been unmoored ever since. It’s been a pattern of lower highs and lower lows in international assets, while U.S. stocks held relatively better until late 2018. Volatility has risen sharply, the U.S. dollar bull market has returned with a vengeance, and returns have been uniformly bad for all asset classes (stocks, bonds, commodities, real estate, structured finance, Emerging Markets, currencies…) globally. Cash appears to be outperforming.

There are a couple of macro-oriented narratives to this challenging and generally unconstructive backdrop: trade tensions and rhetoric. An increasingly “uninvestible” set of risk factors in Europe, with an Italian populist government and Brexit topping off the list. A sharp increase in populist/nationalist governments in major emerging market countries (Mexico, Brazil, Turkey, and the Philippines) has blunted investor appetite, while China’s impressive growth record of the last ~20 years appears to be facing larger obstacles. These may well be accurate narratives, but we would focus on another more mundane factor: money supply growth (in US$), which has fallen below nominal GDP growth, is reversing the slow river of funds into financial assets that have predominated this decade. It has been replaced with a less orderly withdrawal.

Last year we opted for a famous Churchill quote to describe the novacaine-numb feeling this upward grind engendered. This year, a different kind of quote may be more apropos:

“Inflation is everywhere and always a monetary phenomenon” – Milton Friedman

Tradable goods inflation isn’t the issue per se, but the inflation and deflation of financial assets in the 21st century appears to be a monetary phenomenon. Central Banks are exiting the asset-reflation game as interest rates are renormalized and Central Bank bond portfolios are run-off. So far this is just a U.S. affair, though other Central Banks may join in 2019+. For years financial participants, myself included, have wondered about the degree and magnitude by which years of unconventional monetary policies have inflated asset values and masked relative risks. The answer surely lies in the wide space between “some” and “a lot”.

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Source: Bloomberg

With U.S.$ money supply (U.S. M2) growth falling below 4% in 2018, but with nominal GDP well above 5%, an economic phenomenon called the “Marshallian K” has kicked in. Marshall, a prominent economist from 100+ years ago, believed that when money supply growth was faster than economic growth, the excess tended to find its way into financial markets, triggering asset price appreciation. The opposite form is also true; when economic growth exceeds money supply growth, the money has to come from somewhere to bridge this gap. Usually, it comes out of asset prices. Financial markets are experiencing the impact of this, leading to a contraction in financial valuations, broadly speaking.

Friedman’s great life work was to demonstrate conclusively that all periods of inflation and deflation were derived from changes in the rate of money supply growth. Excessively high money supply growth was bound to lead to inflation, and excessively low growth or outright contraction would lead to deflation. The Friedman-ian component of this analysis is that years of Quantitative Easing (QE) and Zero Interest Rate Policy (ZIRP) may not have created the kind of tradable goods inflation that was intended, and rather have inflated various asset prices more specifically. If this analysis reasonably summarizes the root causes of the challenging year that is 2018 – the challenge in coming years will be to identify businesses whose core capital generating capacities are potent enough to offset this dynamic.

As of this writing in late 2018, stocks are down around the world, bonds are down, most commodities are down, REITs and structured finance products are down. A narrow group of distinctive growth stock names, the “FANGMAN” stocks, have skewed U.S. returns and investor interest, as returns beyond this group are also rather negative. There have not been many very productive segments or subsegments. The graphic below makes this case very dramatically, with 2018 the worst year on record for negative (dollar-based) returns across a variety of asset classes.

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Global Investable Assets

Percentage of Assets with Negative Total Return in USD (left) and Local Currency (right) Terms

Source: Deutsche Bank & Bloomberg. Note – returns for 2018 are YTD ending October 31. Total number of assets in 2018 is 70 vs 34 in 1901

A large chunk of the broad-based losses stem from a strong year over year comparison - notice how good 2017 was broadly speaking.

Re-normalization?

From the bottom of the 2008 financial crash and deep recession until now, the U.S. economy and financial system have been distinctly out of synch with the rest of the world. While the 2008 recession and associated financial conditions were deep and disruptive, the U.S. recapitalized its banks and engaged in unconventional monetary policies far more quickly. Growth-oriented American technology businesses have also performed exceptionally this decade, and the new “old” industries have also performed strongly in the U.S., such as the oil and gas industry. Normalization, if there really is such a monetary and economic creature, has not exactly hurt the U.S. economy, as business conditions remained exceptionally good – provided you were not in the market for a lot of new workers, as these were in short supply. It might not exactly hurt in other parts of the developed world either, as and when positive real interest rates are put into place. For the broad group of economies known by the Emerging Market moniker, positive real rates for the dollar have so far been destabilizing.

Emerging market economies and financial assets generally do not perform very well when their underlying currencies become volatile. A surging dollar, brought about by a less accommodating U.S. Federal Reserve, tends to upset the applecart. Emerging market equities entered a bear market in the third quarter, and by late October had declined by 27% from first quarter highs. These issues have not been contained to the emerging world as they continue to compound. Emerging market economic weakness can materially affect global profit levels, as many key industrial and consumer products derive their incremental growth in the emerging world.

Extending back as far as mid-2014 to current, broad U.S. stock indices have roundly trounced international alternatives. The discrepancy had already become extreme entering 2018 (to the tune of almost 50% between the S&P 500 and the MSCI EAFE), only to be compounded by a YTD (through the end of October) return of 3% for the S&P 500 Index vs. -9% return for the EAFE Index. Bull (and bear) markets have generally been positively correlated, but not this one. The performance gap over the last several years represents the widest on record. It has not paid to be a globalist to any great extent this decade. Developed market investing (measured by the MSCI EAFE index) has endured a series of bear market declines (>20%) followed by bull market rallies, but trailed the continued upwell that has been seen in U.S. equities. A strategist recently noted that the set of aggregate market behaviors is more akin to a “Kangaroo” market, hopping up and down but not really appreciating sustainably since early 2011.

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An extraordinary gap.

From June 2014 to Present:

Compounded Returns for the USA: 10% per year

Compounded Returns ex-USA: 1% per year

Past performance does not guarantee future results. Indexes are unmanaged and one cannot invest directly into an index.

We see three major factors leading to the wide discrepancy between U.S. and international stocks in 2018: 1) better U.S. corporate earnings growth, 2) an out-of-sync global interest rate regime leading to capital concentration in U.S. dollar assets (such as stocks), and 3) financial pressure on Emerging Markets as a consequence of capital concentration into the dollar.

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Realistically, we don’t see these primary factors shifting decisively in a different direction between now and early 2019. It is possible that U.S. stocks more than fully discount a lot of optimism about the future, or that the increasingly elevated extent of indexation of U.S. stocks has exaggerated all the good. Or perhaps the markets’ capacity to smile past the Trump trade rhetoric suddenly ends, taking U.S. returns lower. International markets have been for sale all year, and at some point, you run out of sellers. With the mid-term elections behind us, maybe the trade talk concludes with a big bro-hug in the coming weeks… More realistically, abatement may happen in 2019, should the Fed relent from its current rate-hike path. Global investors are essentially playing to be well-positioned into the coming year at this point.

What Turns This Around?

It’s axiomatic, but bear markets sow the seeds of the next bull markets because valuations compress irrationally. Values abound in the late phases of a bear market as the selling becomes reflexive and unthoughtful, which can lead to diamonds on the street for investors with a modicum of patience and risk tolerance. Today’s international markets are reminiscent of broader global market conditions in late 2011-2012, when valuations were compressed for just about everything, from technology companies to banks to durable goods. The rationales at the time tended to be vague macro negatives – the U.S. had lost its AAA rating from S&P and an unresolved fiscal “cliff”, the Eurozone had a small rogue indebted state on its hands (Greece) and several large undercapitalized banks, and business confidence was poor. If you could wind the clock back to that time, it would have paid to be very aggressive and buy the weakness and daily negative headlines. However, the timeframe to resolution would have been uncertain.

As the expression goes, these things end when they end. Today’s catalog of issues is a bit different from market anxieties of the 2011-12 period. Features of the Eurozone remain unresolved, such as Brexit talks and Italian budgets, and importantly the European Central Bank (ECB) still has yet to lift off from 0% interest rates. These factors ought to be resolved some time in 2019. Internal demand growth in Europe and Japan remain structurally slow, leaving their companies rather hostage to global growth rates, and EM financial challenges don’t help. Cambiar views the relative earnings-growth superiority of U.S. companies as uniquely benefiting from the end-2017 tax cuts. Statistically, most companies’ earnings growth rate has to come down in 2019 from a nearly 30% growth rate this year, with higher interest charges and relatively poorer foreign exchange translation also crimping growth. Financial flows have followed the growth up to now, whether the FANG+ names or U.S. stocks in general. The math alone suggests further polarization beyond late 2018 levels may be unrealistic.

As the calendar turns into 2019, we see three critical “macro” events that may shape returns.

First, the U.S. Federal Reserve may pause rate hikes beyond the (anticipated) increase slated for December 2018. This would be cathartic for international money flows. The Fed is generally expected to raise interest rates to the 2.5% level in December. Given the behavior of the longer end of the curve, rate increases beyond the 2.5% may exceed “neutral” monetary policy. A move to 3.0% would get dangerously close to inverting the yield curve, particularly as the Fed balance sheet is also shrinking at this time. An inverted yield curve would lessen the global preference for dollar-based financial assets given the ominous financial signal it portends, as would a pause in rate hikes.

Second, the ECB should begin the process of exiting from QE and normalizing its own interest rate regime. Success on this front would bolster the value of the currency and business confidence, along with ending (or at least mitigating) the capital concentration in dollar assets. On a trade-weighted basis, the Euro (about $1.13 as of October-end) is generally viewed as an undervalued currency, with fair value closer to the $1.25-1.30 level. Yet given the interest rate differentials and a difficult to quash “what-if” question about bond yields and fiscal sustainability in weaker European countries, the Euro probably continues to trade cheap. The Fed messaged “gradualism” and “data dependency” as it exited QE and ZIRP in 2015-17 to assuage market psychology with good effect. The ECB needs to similarly communicate its new rules of the road as it stops buying sovereign bonds in massive quantities. We can only speculate what the exit plan may be – credit rating-based yield spread caps on weaker sovereigns vs. the strongest countries seems like a good idea to us – but maybe they have a different plan. ECB President Mario Draghi will step down in late 2019 after a heroic stint, and legacy at this juncture matters. A better Euro as an alternative reserve currency to the dollar matters a great deal.

A stronger Euro would partially neutralize the strong dollar tourniquet that afflicts EM financial conditions. The dollar’s status as the dominant global reserve currency is amplified by current conditions, where it is the only major reserve currency with a

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positive short-term interest rate. With most industrial products and commodities priced in dollars, a higher dollar on the back of higher U.S. rates creates double pressure on emerging economies in terms of import costs and financing.

Last, China Finds Ways to Grow – World demand depends little on Argentina or Turkey, but depends considerably on China. To date, China cut individual tax rates and has let its currency slip a little versus the dollar while tightening up the exits by which dollars can leak out of the country. In 2009, China enacted aggressive fiscal and monetary stimulus plans to offset the Global Financial Crisis (GFC)-induced global recession. These measures worked in aggregate, although much of the spending was widely acknowledged as having questionable merit. We anticipate a more targeted approach to stimulus, with higher value-added industries getting priority. China’s growth has slowed from the early 2010s to today, and we expect it will continue to slow. However, the country’s move up the value-added curve to greater prosperity is clear on a broad basis. While we would not underestimate China’s growth, the challenge of sustaining growth off of a higher economic base should not be underestimated either.

China is by far the largest source of incremental EM-derived growth for countless products, and growth there has clearly slowed in 2018. Part of this is “trade friction,” as an inventory pre-build prior to the implementation of tariffs created a short-term pop in many manufactured categories, only to lead to an air-pocket in the latter part of the year. Chinese government crackdowns on grey areas of consumer finance such as microlending syndicates have also crimped demand for larger ticket items such as autos and household products. Last but not least, the Chinese Renminbi remains a “controlled float” currency, which means its daily price is set by both market and non-market forces. While China retains a large trove of foreign reserves (about $ 3 trn), its ratio of reserves to GDP has shrunk in recent years. Single party rule in China permits the government to control the exits, reducing various paths by which wealth can be sent offshore. While these controls can be beneficial in the short run to prevent capital flight and currency weakness, over the long term these kinds of market distortions have unintended effects – such as encouraging hoarding and offshore asset-based holdings. The limits of the Renminbi as China moves further up the value-added ladder are visible.

The Price of Risk

After a sustained bull market of tremendous magnitude in the U.S., it is easy to lose sight of the basic notion that return potential is far superior when assets are properly risked. At the beginning of 2018, asset prices globally reflected lower risks. Assets prices reflect a good deal more risk now. Whether they reflect enough risk, or whether financial markets can sustainably tolerate a very different set of Central Bank objectives – these remain open questions. Since the 2009 market lows, there have been two distinct ~25% bear market declines in non-U.S. equities – the 2011-12 time period (Euro Crisis), and the 2014-15 period (more due to dollar strength). The current decline seen in 2018 stands at the threshold of a bear market. These interim bear markets have tended to exhaust themselves after about a year (we are currently at ten months). There is a basis for optimism and for the capital concentration in U.S. dollar assets (and U.S. stocks are dollar assets, to be clear) to evaporate off. The U.S. markets have been on their own island to an incredible degree. While we would not be surprised to see a reversal in the current domestic-over-international trade in the coming year, at a minimum we anticipate non-U.S. stocks to begin trading in more synchronous fashion with U.S. markets.

Fund Performance Commentary

Cambiar International Equity Fund – For the twelve month period ending October 31, 2018, the Fund’s Investor Class returned -9.77%, trailing the -6.85% of MSCI EAFE benchmark. International stocks have generally trended lower throughout calendar 2018 as measured in U.S. dollars or locally. On a style basis, growth stocks again outperformed their value counterparts, although the performance spread has narrowed. After representing one of the strongest equity categories in 2017, Emerging Markets have incurred a sharp pullback in 2018.

The Cambiar International Equity Fund had its share of bright spots, but these gains were unfortunately offset by price weakness elsewhere in the portfolio. Although Cambiar remains constructive on the overall positioning of the portfolio, we recognize that performance is the ultimate proof statement – and we are admittedly frustrated that the portfolio has been slow in delivering on this front. That said, some context about the market environment in 2018 is relevant; investor preference for growth has resulted in a challenging backdrop for value investors such as Cambiar. It is worth noting that this growth-over-value relationship appeared to have flipped recently. New holdings came from a variety of sectors, with a geography skew towards

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Europe – valuations have compressed back to 2016 lows in many cases. The upside case is substantial for many European businesses if the top-down headwinds can flip just a little bit. Given the de-rating in EM, a natural question is whether we are seeing more opportunities in this space. The answer is yes, although headwinds remain. We would contend that Emerging Market financial stability remains one of the largest question marks heading into 2019, as competitive-yield pressure from the U.S. and soon-to-be Europe could make matters worse within EM.

At an individual stock level, some of our highest conviction stock ideas have encountered value-destructive detours that we could not have reasonably anticipated at initiation. As a professional and tenured investor, few things are more mentally harrowing than material adverse developments on high conviction stocks. We are sharing some of the war stories with the intent that you have some empathy for how this year has transpired.

We would highlight three stocks/themes in this regard: Bayer AG (Healthcare), BAT, also known as British American Tobacco (Staples), and European Banks in general (Financials). Bayer was undertaken in 2017 as benefiting from a synergistic combination of Monsanto’s seeds business with Bayer’s Crop Chemicals franchise. Stable/improved performance within the company’s pharmaceutical and consumer health divisions were additional catalysts that would support a re-rating in the stock. This investment case was materially altered by litigation against the older Monsanto “RoundUp Ready” weed killing products. RoundUp is a consumer brand name for glyphosate-based weed-killing chemicals. Glyphosate is widely used globally and as a practical matter is implausible to cause cancer or other illnesses in humans. An accelerant added to the consumer brand version, RoundUp, may however exhibit human toxicities. The presence of an accelerant and relayed documents were not knowable prior to an adverse court ruling and some of the documents made available in the discovery process. Adverse ruling in hand, a door to liability was opened for potentially thousands of additional lawsuits. In light of the increased litigation risk and diversion of management focus, we deemed the situation too hard to handicap and subsequently liquidated our position in Bayer.

For BAT, the bull thesis was predicated on an incipient sea-change in the design and consumption of nicotine-based products leading to a positive change in growth, profitability, and consumer habits. Over 1 billion people smoke globally, yet cigarette design and their adverse health characteristics have been frozen in a 1960s time capsule. Recent changes in products (vaping, heated tobacco) offer potentially vastly reduced health risks and appear to be growing the category after decades of slow declines. The nature of nicotine products (risky but socially tolerated) has tended to mean tight regulation and taxation in almost all countries. The change in product design, referred to under the catch-all phrase of RRPs, or reduced-risk products, has been gaining traction. At the time of purchase in late 2017, BAT possessed the best across the waterfront portfolio of RRPs and was building this out across its global footprint. This bull case was upended by outsized growth in youth vaping consumption in the U.S., led by a start-up company called JUUL. Their overnight success has been largely predicated on successful marketing and product appeal to an underage (and therefore illegal) marketplace. From a regulatory and commercial point of view, this was not supposed to happen, and we have been surprised by the FDA’s slow footed and somewhat scattered response. Vaping products can and should be regulated and taxed. Investors, conditioned in the technology space to identify disruptor-disrupted market share shifts, see the potential for disruption and first-mover benefits, leading to a sharp compression in tobacco stock multiples. Though we would note there is little proprietary intellectual property associated with vaping or any one specific company, and that the long-term case is for traditional cigarettes to lose market share over time, BAT stock may be stuck in a very low multiple valuation until these arguments can be refuted more decisively. We have retained this position for the time being, noting that the exceptional financial characteristics of this business remain undamaged, unlike shareholder sentiment.

European Bank stocks have been on a buyers strike since May, when an unexpected political union in Italy by right wing and left wing populist parties have re-ignited vague fears of the unfathomable, an Italian exit from the Eurozone. We consider such a possibility outlandish, and markets don’t disagree with us (Italian bond yields have risen about 2% since May, i.e. concerned but not any more than that). The Italian political alignment itself is challenging to believe as durable, analogous to a Bernie Sanders / Donald Trump coalition in the U.S. to put it in some perspective. But the probability went from very very remote at the end of 2017 to not quite as implausible now. Since that time, and against the backdrop of decreasing stock market sentiment (or just plain monetary tightness as argued earlier), bank stock valuations have worked lower and lower.

It’s worth understanding the larger context. U.S. bank stocks have enjoyed very favorable valuation improvements since the Fed undertook the renormalization process. A large chunk of bank profitability comes from under-paying depositors for their deposits, while correct loan pricing is also critical. In a negative or zero rate monetary regime, such as Europe currently or the

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USA prior to 2015, these options are unavailable or not adequately available. Thus European bank earnings are artificially depressed. There remains a pot of gold over the rainbow thesis, that eventually the ECB will bring rates back over 0%, leading to margin expansion for banks and more value therefore being associated with large deposit franchises, with better loan pricing. This remains a 2019+ possibility.

For now, investors are forced to consider limited current fundamentals with the added contingency of the Italian debt “doom loop”, a term which reflects how much systemic risk resides in all of Europe and banks specifically if Italy quit the Euro and re-denominated into its own currency. One can imagine it, yes, but the consequence could be a wipeout of national savings, a depression, hyperinflation, a lack of availability of basic resources and products such as fuel and medicines… The whole point of the Euro currency was/is to bind countries into a durable framework for economic cooperation and fiscal prudence. It has seemed a bit like herding cats lately, but the overall goal remains positive, and more importantly, there are no other practical options. All European banking stocks, in our view, have been tarred with a similar brush, compressing valuations and embedding a dark view of longer-term profitability.

Net, we remain dismissive of the extreme bear case and generally view European banking stocks as being hostage to Europe’s protracted re-emergence from the peak financial crisis period. It’s not the Italian populism per se, though that exacerbates the negative narrative. Rather, growth scares and the long road to renormalization have and continue to fray nerves. The more shallow bear case – that Europe’s structural challenges will always hamper growth, leaving banks with few good options for lending – may have some teeth to it, but some banks tend to manage these circumstances better than others.

If there is a broader theme to these difficult positions (and it is not clear that there is one), it is that business transformations are challenging to invest into early – whether it’s agribusiness, nicotine consumption, or an interest rate renormalization after extensive extreme policies. Being early can mean being wrong, or alternatively being overly aggressive can mean being wrong. It also means that having portfolio diversification is important because sometimes you are going to be wrong, early, or both about these matters.

The fund has garnered positive relative contributions from Technology and Industrial businesses, noting a well-timed exit from Japanese construction equipment company Komatsu, positive results from Aircraft manufacturing (Airbus) and leasing (Aercap), and construction in Spain (ACS). Some of these positions have been held for several years, and have continued to compound favorably for fund shareholders. It has not been all bad, and there are distinct pockets of value creation in the international landscape. After a long and dispiriting march over the last several years, one has to remind oneself of that from time to time.

In aggregate, the portfolio continues to maintain a prudent balance of ‘offense’ (cyclicals) and ‘defense’ (Healthcare, Telecom, Utilities), with an emphasis on quality via balance sheet strength and free cash flow attributes within our companies.

Cambiar International Small Cap Fund – International small-cap stocks will correlate to larger cap trends but tend to march to their own drummer over time. The Cambiar International Small Cap Fund’s Institutional Class posted a negative return of -5.36% for the year ending October 31, which was better than the strategy’s assigned MSCI EAFE Small Cap benchmark (-7.81%). The portfolio’s relative outperformance was a function of equal parts sector allocation and stock selection.

One potential benefit to small-cap investing that is less frequent in the large-cap asset class is merger and acquisition (M&A) activity, where the premium paid by the acquiring company can often provide a strong (albeit one-time) boost to performance. While the portfolio has been generally quiet on the M&A front in recent years, Cambiar did get a couple boosts in 2018 when luxury hotel chain operator Belmond Ltd. announced that they would put themselves up for sale, and when Boeing announced a majority takeover of the commercial activities of Brazilian manufacturer Embraer. Due to several stock liquidations on either price target realizations or position exits on challenges, the fund has tended to hold a higher cash position, which has been beneficial over the course of 2018. We do not regard cash as a tactical asset. If a position needs to be sold, it should be sold, and if there are no imminent buy ideas on the table, it is not in shareholder interests to blast the cash into a less than desirable stock purchase price. This temperament is, in our view, absolutely foundational to successful investing.

As of October 31, 2018, Emerging Markets (EM) represented approximately 13% of the Fund. EM has struggled as an asset class in 2018, after a very strong 2017. While Cambiar acknowledges the macro headwinds currently facing EM, we believe

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these risks can be offset by the unique investment ideas we have identified in the space. Over the long run, stock prices are positively correlated to earnings; if we get the latter correct, we are confident the former will follow.

Cambiar Opportunity Fund – This Fund benchmarks itself against the Russell 1000 Value index and owns a mix of mostly large-cap U.S. stocks with some occasional mid-cap names. The Fund’s Investor Class trailed over the full fiscal year, declining by 2.17% versus a 3.03% gain for the index.

We are disappointed by the performance, as we had anticipated a choppier year and yet not capitalized on the market tenor. At the end of 2017, we surmised that the more ebullient financial conditions of 2017 may give way to something less constructive in 2018, and built large positions in the consumer staples area, normally a defensive haven. The defensive attributes often associated with Staples have unfortunately not provided much in the way of downside protection in 2018, as a combination of company-specific/industry headwinds and higher interest rates have contributed to a rotation of capital out of the sector. Within the portfolio, Tyson Foods, Molson Coors and British American Tobacco (BAT) were three underperformers for the year. Tyson lost ground due to rising inventories in the company’s chicken segment (25-30% of revenues) – largely due to tariffs. While the duration of the tariff headwind is difficult to handicap, the company’s other segments (pork, beef, prepared foods) are doing well. We are staying the course for now. Molson Coors stock valuation was upended by sluggish growth following the combination of these businesses. With a very high internal cash generating capability and potential for a high capital return to shareholders, we are retaining this position as well.

For BAT, the bull thesis was predicated on an incipient sea-change in the design and consumption of nicotine-based products leading to a positive change in growth, profitability, and consumer habits. At the time of purchase in late 2017, BAT possessed the best across the waterfront portfolio of next-generation reduced risk products and is building this out across its global footprint. This bull case was upended by outsized growth in youth vaping consumption in the U.S. and to-date scattered regulatory response. Investors, conditioned in the technology space to identify disruptor-disrupted market share shifts, see the potential for disruption and first-mover benefits, leading to a sharp compression in tobacco stock multiples. [A longer discussion of this is presented in the International Fund commentary.]

The end of the third quarter coincided with the introduction of the new Communication Services sector by MSCI, a third-party provider of industry classifications and benchmark data for the investment management industry. The Communication Services sector replaces the former Telecom sector, while broadening its reach to also include media (that were previously classified as Consumer Discretionary) and internet/e-commerce companies (that were previously classified as Technology). Other than changes in nomenclature and how our holdings are categorized, there is no impact of note on the Opportunity Fund. During the year, the Fund benefited from Communications Services positions in Twitter, Alphabet (aka Google) while avoiding the challenges in the traditional forms of media and cable. Prospectively, the evolution of media forms (linear television migrating to SVOD and short-form video), along with media delivery (from fixed-line based broadband to wireless 5G in coming years) suggest this will remain an area with a fair number of opportunities and risks. Communications Services cleaves off the internet stocks from the technology space, which will now become a more traditional software, chips, and devices area of investment.

Tech has been the hottest part of the market for some time. We have participated broadly over the last year and several years, but have tended to be conservative on both valuation and attachment points, leading to a lot of missed opportunities. We do intend to remain fairly strict in terms of valuation requirements, as tech has been notorious for episodic periods of investor euphoria and despair as growth trends fluctuate. We would note that much of the former predominates as of this writing, with high-quality stories generally requiring aggressive growth and operational assumptions to validate their valuations. However, the inherent conservatism in terms of an “attachment point”, looking for unusually controversial or off the beaten path stories, has not been a particularly productive form of tuning, leading to a number of investment omissions over the last year and several years. While we cannot predict specific investment actions in the visible future, the intention is to become a little more focused on quality stories that don’t require particularly aggressive or distinctive assumptions to prevail.

As a group, Energy stocks have been a staple in the Cambiar Opportunity fund for many years, going back to the 1990s. In the current decade, this capital allocation has not been nearly as productive for us as in past times. “Upstream” energy equities (such as exploration/production companies and services companies) have been weak performers for a number of years now versus the broader market. We have re-examined the investment case in the upstream, and concluded that the bull case for deriving durable value from it is challenged by the combination of a highly scalable but capital-intensive shale production

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
October 31, 2018
(UNAUDITED)

capability in the U.S., and the long lead-time requirements of deepwater and international projects. At a strategic level, the correct multiple of earnings and cash flows in the upstream is also a deep mystery. Oil prices remain swayed by the increasingly strange bedfellows among the OPEC producers (now called ROPEC, with Russia part of the picture), and the long-term eventuality of demand limits from electric cars. Given this complex of factors, we are actively decreasing this area of focus for this portfolio and other Cambiar products. It is worth noting that the world’s best and most valuable shale producers are a U.S.-only affair, and we are not intending to proscribe investments in this area. However, it will be of lesser focus in the portfolio, a departure versus much of the recent and not so recent past. Other parts of the energy value chain, such as refining, chemicals, and infrastructure remain relevant, of interest, and more investible.

Cambiar Small Cap Fund – For the fiscal year, the Fund’s Investor Class outperformed the benchmark generating a loss of -0.37% as compared to losses in the Russell 2000 Value index of -0.59%.

Cambiar’s outperformance was primarily driven by positive stock selection in the Financials and Consumer Staples sectors. Despite the portfolio’s limited overall exposure to Consumer Staples, Cambiar’s top two positions in the sector posted positive returns vs. a negative return for the index. Battery maker Energizer Holdings was a notable outperformer, as the stock was bid up on an announced transaction to acquire the global battery business of Spectrum Brands.

Within Financials, the highlight for the fiscal year was the portfolio’s position in Validus, a reinsurance company. AIG announced that it would be purchasing Validus, resulting in an approximate 45% gain in the stock. While Validus was the strongest performer in the sector, a number of Cambiar’s other bank and insurance positions also posted solid gains for the year.

One sector where Cambiar performance trailed the benchmark was Consumer Discretionary. Stock selection particularly to one notable downside outlier Delphi Technologies, a supplier of powertrain and related products to the auto manufacturing industry, was the main culprit. Delphi reported solid quarterly earnings, but issued a downward revision to guidance for the balance of the year. The entire auto food chain has been weak in 2018 due to tariff concerns and resulting volume trends. Delphi remains well capitalized, and the company announced a share buyback in addition to their existing dividend policy. That said, the investment thesis may be hard-pressed to unfold in our desired timeframe, given the challenging headwinds facing the industry.

We are encouraged by the improved performance over the past 12-18 months – arguably in an environment that has not been all that conducive to Cambiar’s price-sensitive approach. As we are now in the mature phase of the market cycle, we anticipate the market to place greater focus on valuation, corporate debt levels, and free cashflow – metrics that have been longstanding points of emphasis at Cambiar.

Cambiar SMID Fund – The SMID Fund’s Investor Class outgained its primary benchmarks the Russell 2500 Value index for the fiscal year, returning 6.20% versus 0.27%.

The SMID portfolio exhibited positive stock selection across multiple sectors of the portfolio, while sector over/underweight decisions were an additional value-add for the fiscal year. Some good examples can be seen in the Consumer Discretionary sector. Advance Auto announced strong earnings in the second quarter of 2018, beating expectations and authorizing a $600M share buyback. The opportunity to buy Advance Auto came in late 2017, as fears of Amazon possibly entering the space sparked a sharp sell-off. It is this kind of value disconnect that Cambiar seeks on behalf of our clients. Positions in the Technology sector represented another bright spot, as the SMID portfolio benefited from strong underlying performance at a holdings level. Euronet Worldwide, a payment and financial transaction processing company, was a notable outperformer in 2018, responding to strong results across multiple lines of business and general investor interest in payments companies. Sabre Group Holdings, an airline reservation services company, also generated strong results following some controversies about their technology position that created an attractive purchasing opportunity in 2017.

Due to the ongoing choppiness of the markets, Financials have been less productive investments, but the overall size of the category leaves it as among the largest sectors in the portfolio. Solid gains in the portfolio’s insurance positions were neutralized by bank holdings such as BankUnited and East West Bancorp, which have tailed off as cyclical concerns have infected most bank stock valuations. As a group, regional banks are disparate in their geographic footprint and specific earnings drivers; however, muted loan growth has been a fairly common theme this year. Despite the shorter-term performance headwind, Cambiar remains constructive on the total return opportunity within the sector, and banks in particular. Catalysts include rising rates and the potential for a steepening yield curve, which would be beneficial to both banks and insurers.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
October 31, 2018
(UNAUDITED)

Energy was another sector of relative underperformance, as Cambiar holdings Cimarex Energy and Concho Resources posted weaker results. The portfolio’s position in Concho resulted from this company’s acquisition of former SMID holding RSP Permian. While the combined company owns an attractive portfolio of assets, the resulting market cap (~$30 bil) is outside the range for SMID, and was subsequently sold.

The portfolio’s underweight position in Real Estate (and to a lesser extent in Utilities) was an additional relative value-add. With yields and inflation pressures on the rise, Cambiar remains comfortable with the portfolio’s lighter allocation to these more rate-sensitive areas of the market.

While aggregate market valuations are not quite at euphoric levels that can often precipitate the end of a bull market, the appreciation that has taken place in the small-mid asset class warrants an ever-increasing focus on price sensitivity and reasonable attachment points. The Cambiar investment team remains focused on identifying investment candidates that possess the ability to participate in up markets, but more importantly can protect capital in adverse environments.

Cambiar Global Equity Fund – The Cambiar Global Equity Fund’s Investor Class posted a decline of 5.72% for the reporting period, trailing the MSCI World All Country World index, which declined by 0.52%. A significant swing factor has been the outsized performance of U.S. equities versus international counterparts. The portfolio’s underweight allocation to U.S. stocks (~43% average weight over the last 12 months for Cambiar, vs. 60% for the index) was a contributing factor, as U.S. stocks were the top-performing region globally.

Cambiar’s lower exposure to U.S. equities has primarily been a function of valuation. The U.S. economy we believe is running on all cylinders; the key question is to what extent this strength is priced into stocks. U.S. markets were also direct beneficiaries of a ‘capital concentration’ trade that took place in the quarter – as a tightening Federal Reserve and strong dollar led to capital flight out of weakening currency economies (e.g., Emerging Markets).

An additional headwind for the Global Fund over the past two years has been on an investment style basis. The market has demonstrated a strong preference for growth, resulting in a more challenging environment for value practitioners such as Cambiar, with some of the biggest and brightest growth names residing in the U.S. As the Federal Reserve continues its rate-normalization process, the resulting increase in the cost of capital could subsequently drive a general re-pricing of risk – leveling the playing field between value and growth.

To be clear, Cambiar’s relative underperformance is not solely due to unfriendly market dynamics; some of the struggles have been self-induced. Below-benchmark performance within the Consumer Discretionary sector is one such example. Ownership in any part of the auto food chain during 2018 has not been a good investment, as this industry has de-rated due to tariff discussions, fears of an abrupt end to the economic cycle, and fears of technology-based disruption as electric cars become mainstream. The Global portfolio had positions in auto manufacturer Daimler as well as Adient, which provide seats and related auto parts. Adient was liquidated due to operational issues that appear of their own making, while Cambiar continues to hold Daimler. At current valuations, Daimler embeds a significant amount of pessimism. Potential catalysts that could improve sentiment towards the name in the coming year include a number of battery electric vehicles and a possible split between Daimler’s auto and truck divisions.

As previously discussed in the Opportunity Fund, the Global portfolio was negatively impacted by stock selection in Energy. Trailing returns in Schlumberger and Noble Energy were offset by relatively better returns in integrated oil companies.

Highlights in the fiscal year include Materials and above-benchmark returns from a number of positions in the Industrials sector. In aggregate, the Global strategy remains diversified at a sector level, and the portfolio continues to trade at a discount to the MSCI World Index on both a Price/Earnings and Price/Book multiple. Despite the recent performance struggle, the alpha hypothesis at Cambiar has not changed: identify well-managed companies that are leaders in their industry, who demonstrate a pattern of value creation, and are trading at an attractive valuation relative to their anticipated earnings over a forward 1-2 year timeframe. This approach has served our clients well over the long-term, despite the inevitable periods when our style is out of favor.

Cambiar Global Ultra Focus Fund – For the fiscal year, the Fund’s Investor Class declined by 10.76% versus a positive 1.16% return for the MSCI World index. The peer group, loosely defined as the Lipper Multi-Cap Value Classification, declined

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
October 31, 2018
(UNAUDITED)

by 4.09%. After compiling a competitive track record through the 2016 timeframe, performance within the Global Ultra Focus Fund has struggled. Cambiar recognizes that performance is the ultimate proof statement – and we are admittedly frustrated that the Fund has not delivered on this front over the past 18 months. The batting average within the Fund has been below expectations – resulting in greater downside variation to return, given the Fund’s more focused portfolio construction approach.

The fund employs a concentrated strategy and typically holds 15-25 positions in global equities of varying capitalization ranges. The fund’s objective is to gain long-term capital appreciation by acquiring large positions in equities that it deems to be distinctly undervalued with a range of drivers and returns and to seek to achieve this by identifying uniquely attractive buy and sell points in which to build or exit these positions. Due to the concentrated nature of the fund and the idiosyncratic nature of its positions, performance on a quarterly and annual basis can be very concentrated, and for this reporting period, it was true to form. Given the Fund’s concentration and long-term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

Some context about the market environment over the past two years specifically is also relevant. Investors’ strong preference for growth since the end of 2016 has resulted in a challenging backdrop for value investors such as Cambiar. Should this trend continue (or at minimum growth stops outperforming value by a wide margin), we believe the Fund is well positioned to make up some ground. On a regional basis, the Fund remains tilted to the U.S. markets; as of year-end, U.S. stocks represented approximately 65% of Fund assets. The balance of the Fund is primarily invested in Europe/U.K. companies. The Fund currently has no exposure to Japan or Emerging Markets. The latter has been a beneficial decision, as EM has been particularly hard-hit in 2018. However, with international stocks performing uniquely poorly versus U.S. counterparts, any offshore investment has seemingly been a detractor of sorts. The Fund has retained a more modest allocation to technology than in past periods. Cambiar’s tech positions have trailed the index – thus detracting from performance. Some of the relative underperformance is understandable; i.e., Cambiar owns ‘value tech’, vs. the higher multiple “FANG” stocks. However, an unproductive excess of conservatism is also part of the narrative.

The Fund traffics in some of the higher conviction stock ideas generated by Cambiar’s research department, applying them on a global basis and with some degree of agnosticism in terms of market cap range. As detailed in the earlier discussion of the International Fund, some of these same higher conviction positions have endured unexpected and broadly negative developments that could not have been reasonably anticipated a year or two ago. Some of the Fund’s greatest successes in past years have emanated from the smaller cap (U.S.) space, an area that has been heavily de-stocked in the last several years, leading to fewer candidates, and performance challenges. The Fund has endeavored to have a truly Global investment horizon and personality. While this may yet prove valuable, it has been a liability in the landscape of the past four years, where U.S. stocks have enjoyed a historic performance advantage over international counterparts of some 9 percentage points annually. International diversification has hurt, plain and simple. However, this is not the time to simply walk away from the global investment landscape. For what it’s worth, big positions in Twitter and XL Insurance posted large gains early in the year, to be undone by large losses in tobacco stocks, smaller cap technology positions, oil services and producers, and other assorted international blue chips.

There is a basic question of approach and suitability to task for this Fund. On the one hand, there is fundamental merit to a concentrated approach to equity investment, a global approach, and a multicap approach, all features of the Global Ultra Focus Fund. This is, at some level, a set of tasks however, and whether one fund should pursue them all is a fair question. The fund is impossible to pigeonhole and challenging to benchmark, creating long-term marketability questions. Right now, markets are too complicated and unsettled to answer these decisively. Better stock picking and a better global investing backdrop can and should help performance in 2019+. For the moment, our judgment is to leave it well enough alone and try to capitalize on the carnage that is equity markets in late 2018.

Hedging and hedging instruments – Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios on the other hand are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
October 31, 2018
(UNAUDITED)

world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

As the dollar has generally strengthened in fiscal 2018, some currency hedging may have benefited fund performances in the international and global sphere. However, consistent with our philosophy, none took place.

Derivatives – The only fund that has held any derivatives since early 2012 is the Global Ultra Focus Fund. Cambiar employs the use of longer maturity call options and total return swaps in the Global Ultra Focus Fund. In our view, these instruments, among other impacts, can permit smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. The use of these instruments for the Global Ultra Focus Fund has been sparing in 2018 however. Performance was weakened by less than 1% during the fiscal year. The Fund retained a position in AIG TARP warrants (those issued to the U.S. government for its assistance during the Financial Crisis of 2008) which mature in 2021, and no other derivatives. As written above in the fund’s specific commentary, the employment of derivatives and swaps has been scaled down versus the earlier years of this fund, and the plan is for these to remain scaled down in frequency and scope.

Final Comments – A year ago, I wrote that markets have become more visibly complacent about risks in 2017, that normal feedback mechanisms have become less reliable owing to low prevailing yields and high levels of indexation, and that this could keep going for a while longer… or not. Financial conditions and the ever unmeasurable “investor appetite” for risk reached uniquely elevated levels in 2017 versus the prior eight years of a sustained bull market. We suspect that the same complacency has turned into a somewhat excessive degree of pessimism and darkness, particularly pertaining to non-U.S. markets. With markets pricing a lot of risk in, the backdrop for 2019+ is more encouraging. In the interim, some shift in the dollar-bull market tourniquet and low money supply growth inflicting global damage may be necessary to unlock this potential.

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

Disclosure:

FANGMAN – Acronym for Facebook, Amazon, Netflix, Google’s parent company Alphabet, Microsoft, Apple and Nvidia.

Normalization - Monetary policy normalization refers to the steps the Federal Open Market Committee (FOMC)-the Federal Reserve’s monetary policymaking body-is taking to remove the substantial monetary accommodation that it has provided to the economy since the financial crisis began in 2007.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
October 31, 2018
(UNAUDITED)

Definition of Comparative Indices

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. Benchmark returns are net of withholding taxes. The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI EAFE Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-2.17%	6.37%	7.41%	11.21%	8.09%
Institutional Class Shares	-2.00%	6.61%	7.66%	11.47%	6.12%
S&P 500 Index	7.35%	11.52%	11.34%	13.24%	6.37%
Russell 1000 Value Index	3.03%	8.88%	8.61%	11.30%	6.58%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998. The Russell 1000 Value Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	6.20%	8.46%	7.50%	8.83%
Institutional Class Shares	6.22%	8.49%	N/A	6.39%
Russell 2500® Index	2.80%	10.05%	8.32%	9.90%
Russell 2500 Value Index	0.27%	9.04%	7.17%	9.09%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011. The Russell 2500 Value Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-0.37%	3.66%	2.80%	11.46%	8.63%
Institutional Class Shares	-0.29%	3.83%	3.00%	11.70%	11.70%
Russell 2000® Index	1.85%	10.68%	8.01%	12.44%	8.87%
Russell 2000 Value Index	-0.59%	10.52%	7.18%	10.95%	7.90%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004. The Russell 2000 Value Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-9.77%	1.61%	1.38%	8.85%	7.16%
Institutional Class Shares	-9.63%	1.77%	1.52%	N/A	5.54%
Morgan Stanley MSCI EAFE Index	-6.85%	3.62%	2.02%	6.89%	4.33%

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The Morgan Stanley MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND
(UNAUDITED)

Growth of a $100,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	Annualized Inception to Date
Institutional Class Shares	-5.36%	6.92%	5.30%
MSCI EAFE Small Cap Index	-7.81%	6.58%	7.22%

(1)  Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	-5.72%	3.33%	3.51%	8.33%
MSCI All Country World Index	-0.52%	7.74%	6.15%	9.37%

(1)  Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA FOCUS FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2018
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-10.76%	-1.82%	3.41%	12.91%	6.44%
MSCI World Index	1.16%	7.91%	6.80%	10.02%	4.48%

(1)  Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value
AIR FREIGHT & LOGISTICS — 2.2%
United Parcel Service, Cl B	60,000	$6,392,400

AIRLINES — 2.5%
Delta Air Lines	130,000	7,114,900

AUTO COMPONENTS — 2.1%
BorgWarner	150,000	5,911,500

BANKS — 10.5%
BB&T	115,000	5,653,400
Citigroup	132,000	8,640,720
Citizens Financial Group	170,000	6,349,500
Wells Fargo	175,000	9,315,250

		29,958,870

BEVERAGES — 5.6%
Coca-Cola	205,000	9,815,400
Molson Coors Brewing, Cl B	95,000	6,080,000

		15,895,400

BIOTECHNOLOGY — 1.9%
Biogen *	18,000	5,476,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
CONSUMER FINANCE — 5.3%
American Express	90,000	$9,245,700
Capital One Financial	65,000	5,804,500

		15,050,200

ELECTRICAL EQUIPMENT — 2.1%
Rockwell Automation	36,000	5,930,280

ENERGY & EQUIPMENT SERVICES — 2.0%
Halliburton	162,000	5,618,160

FOOD PRODUCTS — 5.3%
Archer-Daniels-Midland	185,000	8,741,250
Tyson Foods, Cl A	106,000	6,351,520

		15,092,770

HEALTH CARE EQUIPMENT & SERVICES — 3.2%
Medtronic	100,000	8,982,000

HEALTH CARE TECHNOLOGY — 2.1%
Cerner *	105,000	6,014,400

INSURANCE — 4.4%
American International Group	170,000	7,019,300
Principal Financial Group	120,000	5,648,400

		12,667,700

INTEGRATED OIL & GAS — 6.1%
Chevron	80,000	8,932,000
Occidental Petroleum	125,000	8,383,750

		17,315,750

INTERNET SOFTWARE & SERVICES — 8.6%
Alphabet, Cl A *	8,300	9,051,814
eBay *	300,000	8,709,000
Twitter *	200,000	6,950,000

		24,710,814

LIFE SCIENCES TOOLS & SERVICES — 2.1%
Agilent Technologies	90,000	5,831,100

MACHINERY — 4.3%
Cummins	45,000	6,151,050
Ingersoll-Rand	62,000	5,948,280

		12,099,330

OIL, GAS & CONSUMABLE FUELS — 4.7%
Anadarko Petroleum	100,040	5,322,128
EOG Resources	78,000	8,216,520

		13,538,648

PHARMACEUTICALS — 3.4%
Johnson & Johnson	70,000	9,799,300

REAL ESTATE INVESTMENT TRUSTS — 4.2%
Invitation Homes	290,000	6,345,200
SL Green Realty	60,000	5,475,600

		11,820,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
SEMI-CONDUCTORS & EQUIPMENT — 1.8%
QUALCOMM	84,000	$5,282,760

SOFTWARE — 3.7%
Oracle	215,000	10,500,600

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.6%
HP	425,000	10,259,500

TOBACCO — 4.5%
British American Tobacco ADR	170,000	7,378,000
Philip Morris International	60,000	5,284,200

		12,662,200

WATER UTILITIES — 2.3%
American Water Works	75,000	6,639,750

TOTAL COMMON STOCK
(Cost $252,401,840)		280,565,992

TOTAL INVESTMENTS — 98.5%
(Cost $252,401,840)		$280,565,992

Percentages are based on Net Assets of $284,867,052.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%
	Shares	Value

AIR FREIGHT & LOGISTICS — 2.2%
Expeditors International of Washington	12,950	$869,981

AIRLINES — 2.6%
Alaska Air Group	16,800	1,031,856

AUTO COMPONENTS — 1.2%
BorgWarner	12,660	498,931

BANKS — 10.8%
BankUnited	23,760	786,456
East West Bancorp	19,320	1,013,141
PacWest Bancorp	18,190	738,878
Umpqua Holdings	47,770	917,184
Zions Bancorp	17,020	800,791

		4,256,450

BIOTECHNOLOGY — 2.5%
Incyte *	15,210	985,912

CONTAINERS & PACKAGING — 2.9%
Ball	25,540	1,144,192

DIVERSIFIED FINANCIAL SERVICES — 2.5%
AXA Equitable Holdings	48,400	982,036

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

ELECTRICAL EQUIPMENT — 2.2%
Hubbell, Cl B	8,690	$883,773

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.2%
IPG Photonics *	3,490	466,089

ENERGY EQUIPMENT & SERVICES — 2.0%
RPC	53,315	793,327

FOOD PRODUCTS — 4.7%
JM Smucker	9,640	1,044,205
TreeHouse Foods *	17,600	801,856

		1,846,061

GAS UTILITIES — 2.3%
Atmos Energy	9,910	922,423

HEALTH CARE EQUIPMENT & SERVICES — 2.4%
Hologic *	24,740	964,613

HOTELS, RESTAURANTS & LEISURE — 2.1%
Norwegian Cruise Line Holdings *	18,770	827,194

INSURANCE — 5.0%
Arch Capital Group *	34,690	984,155
Axis Capital Holdings	17,800	993,062

		1,977,217

IT SERVICES — 12.5%
Booz Allen Hamilton Holding, Cl A	19,960	988,819
Euronet Worldwide *	8,450	939,471
Leidos Holdings	16,330	1,057,857
MAXIMUS	15,690	1,019,379
Sabre	37,900	934,235

		4,939,761

LIFE SCIENCES TOOLS & SERVICES — 2.7%
QIAGEN *	28,910	1,049,433

MACHINERY — 5.0%
Lincoln Electric Holdings	12,100	979,011
Toro	17,620	992,535

		1,971,546

OIL, GAS & CONSUMABLE FUELS — 5.2%
Cabot Oil & Gas	26,050	631,192
Cimarex Energy	11,660	926,620
Parsley Energy, Cl A *	21,870	512,195

		2,070,007

PROFESSIONAL SERVICES — 5.0%
Dun & Bradstreet	7,380	1,050,026
Robert Half International	15,260	923,688

		1,973,714

REAL ESTATE INVESTMENT TRUSTS — 7.7%
Invitation Homes	42,859	937,755
MGM Growth Properties, Cl A	35,550	1,005,709
National Retail Properties	23,890	1,116,858

		3,060,322

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

ROAD & RAIL — 2.4%
Knight-Swift Transportation Holdings, Cl A	29,590	$946,880

SPECIALTY RETAIL — 4.8%
Advance Auto Parts	6,140	980,926
Penske Automotive Group	20,360	903,577

		1,884,503

TRADING COMPANIES & DISTRIBUTORS — 2.5%
Air Lease, Cl A	25,580	974,598

WATER UTILITIES — 2.4%
Aqua America	28,690	933,285

TOTAL COMMON STOCK (Cost $34,404,748)		38,254,104

TOTAL INVESTMENTS— 96.8% (Cost $34,404,748)		$38,254,104

Percentages are based on Net Assets of $39,529,726.

*	Non-income producing security.

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%
	Shares	Value

AIR FREIGHT & LOGISTICS — 4.4%
Forward Air	45,000	$2,699,550
Hub Group, Cl A *	58,000	2,657,560

		5,357,110

APPAREL/TEXTILES — 2.1%
Carter’s	27,000	2,591,460

BANKS — 18.6%
Chemical Financial	56,000	2,624,160
First Midwest Bancorp	118,000	2,709,280
Hilltop Holdings	122,000	2,427,800
Hope Bancorp	165,000	2,389,200
LegacyTexas Financial Group	72,000	2,774,160
TCF Financial	112,000	2,338,560
Umpqua Holdings	135,000	2,592,000
United Bankshares	75,000	2,487,750
United Community Banks	90,000	2,238,300

		22,581,210

CHEMICALS — 6.2%
Orion Engineered Carbons	97,000	2,503,570
Scotts Miracle-Gro, Cl A	37,000	2,469,380
Valvoline	127,000	2,529,840

		7,502,790

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

COMMERCIAL SERVICES & SUPPLIES — 6.1%
Herman Miller	85,000	$2,800,750
Interface, Cl A	125,000	2,036,250
Ritchie Bros Auctioneers	76,000	2,554,360

		7,391,360

COMMUNICATIONS EQUIPMENT — 1.8%
ViaSat *	34,000	2,167,840

CONSTRUCTION & ENGINEERING — 2.1%
Valmont Industries	21,000	2,610,510

ELECTRIC UTILITIES — 4.1%
IDACORP	27,000	2,518,020
PNM Resources	65,000	2,496,650

		5,014,670

ELECTRICAL EQUIPMENT — 2.2%
EnerSys	33,000	2,625,810

ENERGY EQUIPMENT & SERVICES — 1.7%
RPC	139,000	2,068,320

HEALTH CARE EQUIPMENT & SERVICES — 2.0%
Natus Medical *	81,000	2,420,280

HEALTH CARE PROVIDERS & SERVICES — 3.9%
Magellan Health *	30,000	1,951,800
Molina Healthcare *	21,700	2,750,909

		4,702,709

HEALTH CARE TECHNOLOGY — 2.1%
HMS Holdings *	88,000	2,536,160

INSURANCE — 2.3%
Axis Capital Holdings	51,000	2,845,290

INTERNET SOFTWARE & SERVICES — 2.1%
Yelp, Cl A *	61,000	2,612,020

IT SERVICES — 3.8%
Conduent *	125,000	2,387,500
Science Applications International	33,000	2,293,830

		4,681,330

LIFE SCIENCES TOOLS & SERVICES — 4.4%
Bruker	99,000	3,101,670
Cambrex *	43,200	2,302,128

		5,403,798

MACHINERY — 2.1%
Alamo Group	30,040	2,575,029

OIL, GAS & CONSUMABLE FUELS — 3.8%
Callon Petroleum *	220,000	2,193,400
Jagged Peak Energy *	200,000	2,464,000

		4,657,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

PAPER & FOREST PRODUCTS — 1.9%
Schweitzer-Mauduit International	73,000	$2,330,160

PROFESSIONAL SERVICES — 2.1%
ManpowerGroup	34,100	2,601,489

REAL ESTATE INVESTMENT TRUST — 2.2%
American Homes 4 Rent, Cl A	128,000	2,696,960

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.5%
Marcus & Millichap *	86,000	2,985,920

SEMI-CONDUCTORS & EQUIPMENT — 1.9%
Rambus *	269,000	2,342,990

SOFTWARE — 4.7%
CommVault Systems *	40,700	2,369,554
Imperva *	60,000	3,321,000

		5,690,554

SPECIALTY RETAIL — 2.4%
Penske Automotive Group	64,500	2,862,510

TRADING COMPANIES & DISTRIBUTORS — 3.9%
Aircastle	129,000	2,506,470
BMC Stock Holdings *	133,000	2,226,420

		4,732,890

TOTAL COMMON STOCK (Cost $112,481,682)		118,588,569

TOTAL INVESTMENTS — 97.4% (Cost $112,481,682)		$118,588,569

Percentages are based on Net Assets of $121,714,174.

*	Non-income producing security.

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.7%
	Shares	Value
AUSTRALIA — 2.0%
BHP Billiton	3,195,338	$63,812,822

CHINA — 2.8%
Baidu ADR *	302,000	57,398,120
Ctrip.com International ADR *	1,015,964	33,811,282

		91,209,402

DENMARK — 2.2%
Carlsberg, Cl B	643,140	70,944,682

FRANCE — 14.9%
Airbus	536,640	59,390,291
ArcelorMittal	2,392,605	59,727,728
AXA	2,498,897	62,664,182
Danone	884,100	62,665,766
Engie	2,422,692	32,311,158
EssilorLuxottica	478,987	65,509,498
Orange	4,158,885	65,099,606
TOTAL ADR	1,219,875	71,484,675

		478,852,904

GERMANY — 11.8%
BASF	732,000	56,403,357
Daimler	881,560	52,281,124
Deutsche Boerse	547,120	69,312,567

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
GERMANY — continued
Deutsche Post	1,958,915	$62,014,152
E.ON	6,931,630	67,173,743
SAP	676,657	72,548,507

		379,733,450

HONG KONG — 3.2%
AIA Group	9,022,200	68,282,452
CK Hutchison Holdings	3,603,398	36,277,746

		104,560,198

ITALY — 1.7%
Intesa Sanpaolo	24,574,684	54,360,518

JAPAN — 15.9%
FANUC	346,000	60,515,886
Kubota	4,013,000	63,377,197
Murata Manufacturing	470,125	71,517,664
Otsuka Holdings	1,592,900	76,345,134
Secom	893,000	73,214,366
Seven & I Holdings	1,574,000	68,255,258
Sumitomo Mitsui Financial Group	1,704,900	66,694,098
Toray Industries	4,475,400	31,805,940

		511,725,543

NETHERLANDS — 7.7%
AerCap Holdings*	2,022,014	101,262,461
Koninklijke DSM	709,632	62,194,978
Royal Dutch Shell ADR	1,080,255	68,261,313
Schlumberger	302,480	15,520,249

		247,239,001

NORWAY — 1.8%
DNB	3,254,896	58,902,273

SINGAPORE — 1.8%
DBS Group Holdings	3,364,000	56,975,375

SPAIN — 7.5%
ACS Actividades de Construccion y Servicios	1,965,974	73,727,643
Banco Santander	10,369,435	49,269,762
Industria de Diseno Textil	2,029,000	57,292,494
Repsol	3,500,000	62,734,316

		243,024,215

SWEDEN — 1.8%
Nordea Bank Abp	6,700,000	58,271,693

SWITZERLAND — 4.4%
Julius Baer Group	1,463,817	66,915,687
Roche Holding	301,447	73,360,135

		140,275,822

UNITED KINGDOM — 9.5%
BAE Systems	8,658,817	58,193,979
British American Tobacco	1,416,000	61,420,029

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value
UNITED KINGDOM — continued
HSBC Holdings ADR	1,447,205	$59,465,654
Lloyds Banking Group	84,923,956	62,112,210
Smith & Nephew ADR	1,932,233	63,531,821

		304,723,693

UNITED STATES — 1.9%
Philip Morris International	692,258	60,967,162

TOTAL COMMON STOCK
(Cost $2,854,954,985)		2,925,578,753

RIGHTS — 0.0%
	Number Of Rights
Spain — 0.0%
Banco Santander*, Expires on 11/02/2018	12,557,440	487,852

TOTAL RIGHTS
(Cost $–)		487,852

TOTAL INVESTMENTS — 90.7%
(Cost $2,854,954,985)		$2,926,066,605

         Percentages are based on Net Assets of $3,225,437,837.

*       Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were transfers of $136,486,310 from Level 2 to Level 1 investments as a result of Marklt fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year.

For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 84.6%
	Shares	Value

ARGENTINA — 2.0%
Adecoagro *	5,597	$44,776

AUSTRIA — 2.0%
Schoeller-Bleckmann Oilfield Equipment	494	44,314

BELGIUM — 1.0%
Ontex Group	1,161	22,276

BRAZIL — 2.4%
Embraer ADR	2,362	52,602

CHINA — 6.5%
BEST ADR *	3,277	20,612
BOC Aviation (A)	6,700	47,888
Greatview Aseptic Packaging	87,300	57,889
Zai Lab ADR *	1,147	18,765

		145,154

DENMARK — 2.1%
GN Store Nord	1,080	45,860

FRANCE — 7.0%
Air France-KLM *	5,128	49,718
Remy Cointreau	449	53,348

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

FRANCE — continued
Virbac *	335	$53,804

		156,870

GERMANY — 4.7%
KION Group	885	51,823
Scout24 (A)	1,281	53,191

		105,014

HONG KONG — 3.6%
ASM Pacific Technology	4,900	42,302
Samsonite International (A)	13,400	38,447

		80,749

ITALY — 7.9%
ACEA	3,186	41,896
Azimut Holding	2,669	32,906
Buzzi Unicem	1,892	36,377
Cerved Group	4,115	32,835
Piaggio	15,381	32,943

		176,957

JAPAN — 18.5%
DeNA	2,100	35,064
Hiroshima Bank	6,300	39,028
Ichigo	16,500	53,959
Kakaku.com	2,906	52,719
LIXIL Group	3,000	47,326
OKUMA	1,050	52,577
Sapporo Holdings	2,046	38,096
Sohgo Security Services	1,200	53,494
T Hasegawa	2,200	39,151

		411,414

LUXEMBOURG — 1.9%
L’Occitane International	22,200	41,615

NETHERLANDS — 2.4%
Euronext (A)	861	53,100

NORWAY — 2.4%
Schibsted, Cl A	1,570	54,402

UNITED KINGDOM — 15.7%
Britvic	5,665	57,276
BTG *	6,279	44,302
Greencore Group	22,428	54,239
Janus Henderson Group	1,036	25,455
Lancashire Holdings	6,962	52,637
LivaNova *	605	67,754
Tate & Lyle	5,478	47,137

		348,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 4.5%
ICON *	456	$62,965
Lazard, Cl A (B)	946	37,594

		100,559

TOTAL COMMON STOCK (Cost $1,891,190)		1,884,462

TOTAL INVESTMENTS — 84.6% (Cost $1,891,190)		$1,884,462

Percentages are based on Net Assets of $2,228,363.
*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2018 was $192,626 which represents 8.6% of Net Assets.

(B)	Securities considered Master Limited Partnerships. At October 31, 2018, these securities amounted $37,594 or 1.7% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were transfers of $53,191 from Level 2 to Level 1 investments as a result of Marklt fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value

AUSTRALIA — 2.3%
BHP Billiton ADR	6,918	$278,449

CHINA — 1.7%
Baidu ADR *	1,043	198,233

DENMARK — 2.3%
Carlsberg ADR, Cl B	12,351	272,648

FRANCE — 9.9%
Airbus ADR	8,267	227,962
AXA ADR	9,147	228,355
Danone ADR	15,933	225,452
EssilorLuxottica ADR	3,903	266,536
Orange ADR	15,138	235,396

		1,183,701

GERMANY — 7.7%
Daimler ADR	12,421	183,147
Deutsche Post ADR	7,877	248,362
E.ON ADR	23,398	226,025
SAP ADR	2,476	265,576

		923,110

HONG KONG — 2.1%
AIA Group ADR	8,147	245,795

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

JAPAN — 3.9%
FANUC ADR	13,246	$229,686
Sumitomo Mitsui Financial Group ADR	30,668	237,677

		467,363

NETHERLANDS — 6.4%
AerCap Holdings *	5,119	256,360
Koninklijke DSM ADR	10,694	233,503
Royal Dutch Shell ADR, Cl A	4,288	270,959

		760,822

NORWAY — 1.8%
DNB ADR	12,173	219,601

SPAIN — 5.6%
ACS Actividades de Construccion y Servicios ADR *	30,356	225,394
Industria de Diseno Textil ADR	15,484	217,550
Repsol ADR	12,775	227,842

		670,786

UNITED KINGDOM — 7.1%
BAE Systems ADR	7,064	190,375
HSBC Holdings ADR	5,705	234,418
Lloyds Banking Group ADR	71,883	206,304
Smith & Nephew ADR	6,610	217,337

		848,434

UNITED STATES — 47.6%
Agilent Technologies	3,863	250,284
Alphabet *	259	282,460
American International Group	4,466	184,401
Biogen *	715	217,553
Capital One Financial	2,295	204,943
Citigroup	3,819	249,991
Citizens Financial Group	6,305	235,492
Coca-Cola	5,403	258,696
Delta Air Lines	4,941	270,421
eBay *	7,582	220,105
EOG Resources	2,449	257,978
HP	12,008	289,873
Incyte *	3,845	249,233
JM Smucker	2,365	256,177
Johnson & Johnson	2,115	296,079
Medtronic	3,075	276,197
Noble Energy	6,219	154,542
Occidental Petroleum	3,639	244,068
Oracle	5,931	289,670
Philip Morris International	2,958	260,511
Rockwell Automation	1,439	237,046
Twitter *	8,130	282,518
Tyson Foods, Cl A	3,457	207,143

		5,675,381

TOTAL COMMON STOCK (Cost $10,641,269)		11,744,323

TOTAL INVESTMENTS — 98.5% (Cost $10,641,269)		$11,744,323

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2018

Percentages are based on Net Assets of $11,920,979.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%
	Shares	Value

FRANCE — 6.7%
Airbus Group	24,000	$2,656,095
Orange ADR	175,000	2,721,250

		5,377,345

GERMANY — 7.6%
Daimler	45,000	2,668,735
Deutsche Post	110,000	3,482,314

		6,151,049

IRELAND — 3.8%
Paddy Power Betfair	36,000	3,092,222

ITALY — 0.7%
Piaggio	266,762	571,359

NETHERLANDS — 7.8%
AerCap Holdings *	125,000	6,260,000

SPAIN — 3.7%
Repsol	165,000	2,957,475

SWEDEN — 3.2%
Nordea Bank Abp	300,000	2,609,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2018

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — 11.1%
BAE Systems	375,000	$2,520,292
British American Tobacco ADR	90,000	3,906,000
Lloyds Banking Group	3,400,000	2,486,713

		8,913,005

UNITED STATES — 55.0%
Alphabet *	2,300	2,508,334
American Express	30,000	3,081,900
Anadarko Petroleum	33,350	1,774,220
AXA Equitable Holdings	140,000	2,840,600
Biogen *	7,000	2,129,890
Cimarex Energy	20,000	1,589,400
eBay *	140,000	4,064,200
Molson Coors Brewing	50,000	3,200,000
Noble Energy	65,000	1,615,250
Occidental Petroleum	45,000	3,018,150
Oracle	75,000	3,663,000
Penske Automotive Group	50,000	2,219,000
Philip Morris International	35,000	3,082,450
QUALCOMM	30,000	1,886,700
Sabre	70,000	1,725,500
Twitter *	85,000	2,953,750
Wells Fargo	54,000	2,874,420

		44,226,764

TOTAL COMMON STOCK (Cost $78,986,940)		80,158,399

WARRANT — 1.7%
	Number of Warrants
UNITED STATES — 1.7%
American International Group, Expires 01/19/2021 * (Cost $3,219,829)	175,000	1,400,000

TOTAL INVESTMENTS — 101.3% (Cost $82,206,769)		$81,558,399

Percentages are based on Net Assets of $80,479,135.
*	Non-income producing security.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2018

As of October 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$252,401,840	$34,404,748

Investments in securities at value	$280,565,992	$38,254,104
Cash equivalents	4,583,899	2,001,150
Receivable for investment securities sold	6,572,373	—
Receivable for capital shares sold	89,853	32,398
Dividends receivable	198,081	16,754
Prepaid expenses	17,744	16,913

Total Assets	292,027,942	40,321,319

Liabilities:
Payable for investment securities purchased	6,526,294	684,438
Payable for capital shares redeemed	245,542	46,179
Investment Adviser fees payable	170,775	18,370
Shareholder servicing fees payable	156,116	4,542
Audit fees payable	24,997	24,997
Payable due to administrator	11,434	1,562
Payable due to trustees	1,385	189
Chief Compliance Officer fees payable	541	419
Other accrued expenses	23,806	10,897

Total Liabilities	7,160,890	791,593

Net Assets	$284,867,052	$39,529,726

Net Assets:
Paid-in Capital	$229,140,291	$33,219,632
Total distributable earnings	55,726,761	6,310,094

Net Assets	$284,867,052	$39,529,726

Investor Class Shares:
Net Assets	$115,536,572	$35,750,045
Total shares outstanding at end of year	5,108,652	2,058,314
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.62	$17 .37
Institutional Class Shares:
Net Assets	$169,330,480	$3,779,681
Total shares outstanding at end of year	7,501,533	217,711
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.57	$17.36

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$112,481,682	$2,854,954,985

Investments in securities at value	$118,588,569	$2,926,066,605
Cash equivalents	3,705,753	205,114,080
Receivable for investment securities sold	—	90,369,275
Receivable for capital shares sold	209,983	11,925,587
Dividends receivable	40,443	7,720,941
Receivable for dividend tax reclaim	—	6,245,549
Unrealized appreciation on foreign currency spot contracts	—	74,268
Prepaid expenses	20,659	119,495

Total Assets	122,565,407	3,247,635,800

Liabilities:
Payable for investment securities purchased	458,486	14,761,558
Payable for capital shares redeemed	251,315	4,263,268
Investment Adviser fees payable	93,438	2,421,485
Audit fees payable	24,997	24,997
Payable due to administrator	4,960	127,797
Shareholder servicing fees payable	1,470	231,838
Payable due to trustees	615	15,407
Chief Compliance Officer fees payable	463	1,974
Unrealized depreciation on foreign currency spot contracts	—	31,536
Payable due to foreign currency overdraft (Cost $— and $—, respectively)	—	1,560
Other accrued expenses	15,489	316,543

Total Liabilities	851,233	22,197,963

Net Assets	$121,714,174	$3,225,437,837

Net Assets:
Paid-in Capital	$96,659,583	$3,136,501,641
Total distributable earnings	25,054,591	88,936,196

Net Assets	$121,714,174	$3,225,437,837

Investor Class Shares:
Net Assets	$49,474,932	$710,593,676
Total shares outstanding at end of year	2,681,010	28,400,282
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.45	$25.02
Institutional Class Shares:
Net Assets	$72,239,242	$2,514,844,161
Total shares outstanding at end of year	3,823,802	100,166,514
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.89	$25.11

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	International Small Cap Fund	Global Equity Fund
Assets:
Cost of securities	$1,891,190	$10,641,269

Investments in securities at value	$1,884,462	$11,744,323
Cash equivalents	314,422	201,470
Receivable for investment securities sold	36,446	—
Receivable for capital shares sold	150	8,241
Receivable due from Investment Adviser	9,017	216
Dividends receivable	2,905	17,071
Receivable for dividend tax reclaim	1,129	10,794
Unrealized appreciation on foreign currency spot contracts	15	—
Prepaid expenses	15,774	15,815

Total Assets	2,264,320	11,997,930

Liabilities:
Audit fees payable	24,997	24,997
Chief Compliance Officer fees payable	401	406
Shareholder servicing fees payable	295	6,538
Payable due to administrator	88	478
Payable due to trustees	11	58
Unrealized depreciation on foreign currency spot contracts	3	—
Payable for capital shares redeemed	—	37,130
Other accrued expenses	10,162	7,344

Total Liabilities	35,957	76,951

Net Assets	$2,228,363	$11,920,979

Net Assets:
Paid-in Capital	$2,129,994	$10,410,257
Total distributable earnings	98,369	1,510,722

Net Assets	$2,228,363	$11,920,979

Investor Class Shares:
Net Assets	N/A	$11,920,979
Total shares outstanding at end of year	N/A	989,239
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$12.05
Institutional Class Shares:
Net Assets	$2,228,363	N/A
Total shares outstanding at end of period	198,694	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$11.22	N/A

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES
Global Ultra Focus Fund
Assets:
Cost of securities	$82,206,769

Investments in securities at value	$81,558,399
Cash equivalents	607,696
Receivable for investment securities sold	2,338,276
Receivable for capital shares sold	31,444
Dividends receivable	116,456
Receivable for dividend tax reclaim	98,540
Prepaid expenses	14,364

Total Assets	84,765,175

Liabilities:
Payable for investment securities purchased	4,164,272
Investment Adviser fees payable	64,003
Audit fees payable	24,997
Payable for capital shares redeemed	13,047
Shareholder servicing fees payable	4,783
Payable due to administrator	3,245
Payable due to trustees	2,322
Chief Compliance Officer fees payable	441
Other accrued expenses	8,930

Total Liabilities	4,286,040

Net Assets	$80,479,135

Net Assets:
Paid-in Capital	$101,780,226
Total distributable loss	(21,301,091)

Net Assets	$80,479,135

Investor Class Shares:
Net Assets	$80,479,135
Total shares outstanding at end of year	4,599,332
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.50

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
	Opportunity Fund	SMID Fund
Investment Income
Dividends	$6,231,187	$583,461
Less: Foreign Taxes Withheld	(64,014)	—

Total Investment Income	6,167,173	583,461

Expenses
Investment Advisory Fees	2,398,000	353,601
Shareholder Servicing Fees - Investor Class Shares	272,165	—
Administration Fees	140,547	17,296
Trustees’ Fees	5,264	643
Chief Compliance Officer Fees	1,173	276
Transfer Agent Fees	76,253	49,439
Registration & Filing Fees	37,384	35,105
Printing Fees	36,355	5,485
Audit Fees	23,240	23,240
Custodian Fees	16,490	4,644
Legal Fees	8,645	1,085
Pricing Fees	1,251	398
Other Expenses	16,183	3,020

Total Expenses	3,032,950	494,232

Less:
Investment Advisory Fees Waiver	(198,951)	(120,931)
Fees Paid Indirectly (Note 3)	(3,884)	(47)

Net Expenses	2,830,115	373,254

Net Investment Income	3,337,058	210,207

Net Realized Gain on Investments	33,163,662	3,593,900
Net Change in Unrealized Appreciation (Depreciation) on Investments	(40,997,641)	(1,549,246)

Net Gain (Loss) on Investments	(7,833,979)	2,044,654

Net Increase (Decrease) in Net Assets from Operations	$(4,496,921)	$2,254,861

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
	Small Cap Fund	International Equity Fund
Investment Income
Dividends	$2,785,046	$108,554,105
Less: Foreign Taxes Withheld	(31,497)	(10,532,449)

Total Investment Income	2,753,549	98,021,656

Expenses
Investment Advisory Fees	1,901,593	32,891,697
Shareholder Servicing Fees - Investor Class Shares	50,720	1,810,764
Administration Fees	83,303	1,603,731
Trustees’ Fees	1,232	60,212
Chief Compliance Officer Fees	517	11,752
Transfer Agent Fees	60,997	339,123
Registration & Filing Fees	34,352	137,566
Printing Fees	26,814	266,255
Audit Fees	23,240	25,415
Custodian Fees	19,665	801,438
Legal Fees	5,022	99,630
Pricing Fees	798	14,778
Other Expenses	10,855	208,319

Total Expenses	2,219,108	38,270,680

Less:
Investment Advisory Fees Waiver	(170,603)	(1,744,173)
Fees Paid Indirectly (Note 3)	(872)	(4,448)

Net Expenses	2,047,633	36,522,059

Net Investment Income	705,916	61,499,597

Net Realized Gain on Investments	32,955,134	13,067,141
Net Realized Loss on Foreign Currency Transactions	—	(2,274,444)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,697,496)	(424,553,444)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(218,989)

Net Gain (Loss) on Investments and Foreign Currency Transactions	7,257,638	(413,979,736)

Net Increase (Decrease) in Net Assets from Operations	$7,963,554	$(352,480,139)

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
	International Small Cap Fund	Global Equity Fund
Investment Income
Dividends	$49,466	$315,481
Less: Foreign Taxes Withheld	(3,762)	(19,262)

Total Investment Income	45,704	296,219

Expenses
Investment Advisory Fees	25,956	123,829
Administration Fees	1,038	6,046
Trustees’ Fees	39	225
Chief Compliance Officer Fees	163	199
Audit Fees	25,415	25,415
Transfer Agent Fees	23,370	24,337
Registration & Filing Fees	20,211	22,785
Custodian Fees	13,426	10,017
Pricing Fees	2,838	487
Printing Fees	2,382	4,079
Legal Fees	65	378
Other Expenses	13,803	1,960

Total Expenses	128,706	219,757

Less:
Investment Advisory Fees Waiver	(25,956)	(89,008)
Reimbursement of other operating expenses	(75,546)	—
Fees Paid Indirectly (Note 3)	(15)	(37)

Net Expenses	27,189	130,712

Net Investment Income	18,515	165,507

Net Realized Gain on Investments	90,969	288,795
Net Realized Loss on Foreign Currency Transactions	(2,211)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(255,135)	(1,128,202)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	7	—

Net Loss on Investments and Foreign Currency Transactions	(166,370)	(839,407)

Net Decrease in Net Assets from Operations	$(147,855)	$(673,900)

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
Global Ultra Focus Fund
Investment Income
Dividends	$1,885,077
Less: Foreign Taxes Withheld	(64,300)

Total Investment Income	1,820,777

Expenses
Investment Advisory Fees	1,001,839
Shareholder Servicing Fees - Investor Class Shares	34,114
Administration Fees	43,989
Trustees’ Fees	3,737
Chief Compliance Officer Fees	800
Transfer Agent Fees	31,339
Audit Fees	28,940
Registration & Filing Fees	24,683
Custodian Fees	14,480
Printing Fees	9,908
Legal Fees	2,745
Pricing Fees	1,005
Other Expenses	6,293

Total Expenses	1,203,872

Less:
Investment Advisory Fees Waiver	(67,156)
Fees Paid Indirectly (Note 3)	(535)

Net Expenses	1,136,181

Net Investment Income	684,596

Net Realized Gain on Investments	1,261,844
Net Realized Loss on Equity Swaps	(62,864)
Net Realized Loss on Foreign Currency Transactions	(89,996)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,373,511)
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	72,000
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	(79,496)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,698)

Net Loss on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	(10,273,721)

Net Decrease in Net Assets from Operations	$(9,589,125)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$3,337,058	$1,788,007	$4,859,270
Net Realized Gain on Investments	33,163,662	24,889,203	51,821,625
Net Change in Unrealized Appreciation (Depreciation) on Investments	(40,997,641)	2,679,580	9,750,938

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,496,921)	29,356,790	66,431,833

Distributions:(1)
Investor Class Shares	(18,328,295)	—	(16,642,979)
Institutional Class Shares	(25,144,554)	—	(14,855,203)

Total Distributions	(43,472,849)	—	(31,498,182)

Capital Share Transactions:
Investor Class Shares
Issued	6,688,889	3,337,287	13,337,960
Reinvestment of Dividends	16,170,805	—	12,245,664
Redeemed	(58,349,963)	(20,573,519)	(95,544,797)

Net Decrease in Net Assets from Investor Class Share Transactions	(35,490,269)	(17,236,232)	(69,961,173)

Institutional Class Shares
Issued	44,095,550	2,539,170	22,591,386
Reinvestment of Dividends	24,780,357	—	11,627,964
Redeemed	(46,877,858)	(17,137,859)	(228,642,232)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	21,998,049	(14,598,689)	(194,422,882)

Net Decrease in Net Assets from Capital Share Transactions	(13,492,220)	(31,834,921)	(264,384,055)

Total Decrease in Net Assets	(61,461,990)	(2,478,131)	(229,450,404)
Net Assets:
Beginning of year	346,329,042	348,807,173	578,257,577

End of year (2)	$284,867,052	$346,329,042	$348,807,173

Share Transactions:
Investor Class Shares
Issued	277,449	134,189	558,111
Reinvestment of Dividends	670,759	—	504,746
Redeemed	(2,313,942)	(816,336)	(4,020,082)

Total Decrease in Investor Class Shares	(1,365,734)	(682,147)	(2,957,225)

Institutional Class Shares
Issued	1,733,448	102,093	960,937
Reinvestment of Dividends	1,029,506	—	480,103
Redeemed	(1,946,131)	(690,842)	(9,595,664)

Total Increase (Decrease) in Institutional Class Shares	816,823	(588,749)	(8,154,624)

Net Decrease in Shares Outstanding	(548,911)	(1,270,896)	(11,111,849)

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).

(2)	Includes undistributed net investment income of $2,399,787 and $682,645, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$210,207	$74,239	$182,008
Net Realized Gain on Investments	3,593,900	393,469	3,253,634
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,549,246)	916,123	3,201,824

Net Increase in Net Assets Resulting from Operations	2,254,861	1,383,831	6,637,466

Distributions:(1)
Investor Class Shares	(120,983)	—	(162,500)
Institutional Class Shares	(14,805)	—	(3,818)

Total Distributions	(135,788)	—	(166,318)

Capital Share Transactions:
Investor Class Shares
Issued	13,834,004	4,589,168	7,514,730
Reinvestment of Dividends	120,983	—	161,747
Redeemed	(10,357,517)	(4,966,760)	(23,096,196)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	3,597,470	(377,592)	(15,419,719)

Institutional Class Shares
Issued	186,785	34,259	2,887,409
Reinvestment of Dividends	14,805	—	3,818
Redeemed	(323,480)	(76,885)	(187,727)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(121,890)	(42,626)	2,703,500

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,475,580	(420,218)	(12,716,219)

Total Increase (Decrease) in Net Assets	5,594,653	963,613	(6,245,071)
Net Assets:
Beginning of year	33,935,073	32,971,460	39,216,531

End of year (2)	$39,529,726	$33,935,073	$32,971,460

Share Transactions:
Investor Class Shares
Issued	795,832	287,226	522,310
Reinvestment of Dividends	7,171	—	10,698
Redeemed	(586,217)	(312,371)	(1,651,274)

Total Increase (Decrease) in Investor Class Shares	216,786	(25,145)	(1,118,266)

Institutional Class Shares
Issued	10,404	2,162	187,148
Reinvestment of Dividends	878	—	253
Redeemed	(19,268)	(4,759)	(14,308)

Total Increase (Decrease) in Institutional Class Shares	(7,986)	(2,597)	173,093

Net Increase (Decrease) in Shares Outstanding	208,800	(27,742)	(945,173)

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).

(2)	Includes undistributed net investment income of $90,575 and $13,419, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$705,916	$772,876	$2,413,624
Net Realized Gain on Investments	32,955,134	8,702,552	103,058,334
Net Change in Unrealized Depreciation on Investments, Equity Swaps and Written Options	(25,697,496)	(880,490)	(17,390,415)

Net Increase in Net Assets Resulting from Operations	7,963,554	8,594,938	88,081,543

Distributions:(1)
Investor Class Shares	(4,256,796)	—	—
Institutional Class Shares	(8,009,550)	—	—

Total Distributions	(12,266,346)	—	—

Capital Share Transactions:
Investor Class Shares
Issued	3,117,085	5,622,592	27,078,120
Reinvestment of Dividends	3,485,195	—	—
Redemption Fees — Note 2	1,313	553	3,935
Redeemed	(54,391,021)	(30,919,502)	(247,086,794)

Net Decrease in Net Assets from Investor Class Share Transactions	(47,787,428)	(25,296,357)	(220,004,739)

Institutional Class Shares
Issued	15,546,478	15,945,635	82,915,561
Reinvestment of Dividends	7,789,388	—	—
Redemption Fees — Note 2	6,108	1,444	30,728
Redeemed	(147,463,663)	(188,974,098)	(250,318,304)

Net Decrease in Net Assets from Institutional Class Share Transactions	(124,121,689)	(173,027,019)	(167,372,015)

Net Decrease in Net Assets from Capital Share Transactions	(171,909,117)	(198,323,376)	(387,376,754)

Total Decrease in Net Assets	(176,211,909)	(189,728,438)	(299,295,211)
Net Assets:
Beginning of year	297,926,083	487,654,521	786,949,732

End of year (2)	$121,714,174	$297,926,083	$487,654,521

Share Transactions:
Investor Class Shares
Issued	159,361	304,845	1,591,058
Reinvestment of Dividends	181,451	—	—
Redeemed	(2,782,025)	(1,680,781)	(14,020,284)

Total Decrease in Investor Class Shares	(2,441,213)	(1,375,936)	(12,429,226)

Institutional Class Shares
Issued	791,747	843,478	4,460,749
Reinvestment of Dividends	395,779	—	—
Redeemed	(7,383,590)	(10,007,309)	(13,885,572)

Total Decrease in Institutional Class Shares	(6,196,064)	(9,163,831)	(9,424,823)

Net Decrease in Shares Outstanding	(8,637,277)	(10,539,767)	(21,854,049)

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).

(2)	Includes distribution in excess of net investment income of $(349,680) and $(2,303,980), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$61,499,597	$36,952,993	$53,521,445
Net Realized Gain (Loss) on Investments	13,067,141	76,492,428	(17,751,303)
Net Realized Loss on Foreign Currency Transactions	(2,274,444)	(1,362,143)	(3,497,719)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(424,553,444)	275,406,813	148,560,709
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(218,989)	191,076	(301)

Net Increase (Decrease) in Net Assets Resulting from Operations	(352,480,139)	387,681,167	180,832,831

Distributions:(1)
Investor Class Shares	(35,435,552)	—	(21,377,398)
Institutional Class Shares	(43,376,786)	—	(28,536,573)

Total Distributions	(78,812,338)	—	(49,913,971)

Capital Share Transactions:
Investor Class Shares
Issued	596,478,453	290,875,297	736,804,652
Reinvestment of Dividends	25,312,769	—	16,549,732
Redemption Fees — Note 2	12,689	16,937	77,990
Redeemed	(1,464,164,108)	(213,592,090)	(794,036,611)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(842,360,197)	77,300,144	(40,604,237)

Institutional Class Shares
Issued	1,561,379,852	244,427,602	1,166,625,654
Reinvestment of Dividends	30,502,435	—	19,848,489
Redemption Fees — Note 2	43,462	32,243	443,506
Redeemed	(672,604,356)	(266,643,818)	(616,732,400)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	919,321,393	(22,183,973)	570,185,249

Net Increase in Net Assets from Capital Share Transactions	76,961,196	55,116,171	529,581,012

Total Increase (Decrease) in Net Assets	(354,331,281)	442,797,338	660,499,872
Net Assets:
Beginning of year	3,579,769,118	3,136,971,780	2,476,471,908

End of year (2)	$3,225,437,837	$3,579,769,118	$3,136,971,780

Share Transactions:
Investor Class Shares
Issued	20,747,886	10,856,445	30,655,526
Reinvestment of Dividends	889,713	—	694,200
Redeemed	(52,079,373)	(7,917,788)	(33,043,419)

Total Increase (Decrease) in Investor Class Shares	(30,441,774)	2,938,657	(1,693,693)

Institutional Class Shares
Issued	55,679,004	9,042,628	48,461,017
Reinvestment of Dividends	1,069,498	—	830,828
Redeemed	(23,969,400)	(9,907,137)	(25,437,599)

Total Increase (Decrease) in Institutional Class Shares	32,779,102	(864,509)	23,854,246

Net Increase in Shares Outstanding	2,337,328	2,074,148	22,160,553

(1)

Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).

(2)	Includes undistributed net investment income of $48,003,819 and $13,218,398, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$18,515	$13,211	$18,015
Net Realized Gain on Investments	90,969	62,718	126,429
Net Realized Loss on Foreign Currency Transactions	(2,211)	(841)	(269)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(255,135)	120,936	45,430
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	7	30	(226)

Net Increase (Decrease) in Net Assets Resulting from Operations	(147,855)	196,054	189,379

Distributions:(1)	(141,963)	—	(24,905)

Total Distributions	(141,963)	—	(24,905)

Capital Share Transactions:
Issued	348,748	321,436	45,519
Reinvestment of Dividends	141,960	—	24,905
Redeemed	(36,402)	(5,442)	(49,520)

Net Increase in Net Assets from Capital Share Transactions	454,306	315,994	20,904

Total Increase in Net Assets	164,488	512,048	185,378
Net Assets:
Beginning of year	2,063,875	1,551,827	1,366,449

End of year(2)	$2,228,363	$2,063,875	$1,551,827

Share Transactions:
Issued	27,473	26,590	4,539
Reinvestment of Dividends	11,489	—	2,526
Redeemed	(2,997)	(436)	(4,848)

Net Increase in Shares Outstanding	35,965	26,154	2,217

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).
(2)	Includes undistributed net investment income of $16,753 and $4,738, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$165,507	$88,073	$136,827
Net Realized Gain on Investments	288,795	210,783	150,904
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,128,202)	927,113	871,947

Net Increase (Decrease) in Net Assets Resulting from Operations	(673,900)	1,225,969	1,159,678

Distributions:(1)	(542,364)	—	(120,990)

Total Distributions	(542,364)	—	(120,990)

Capital Share Transactions:
Issued	1,104,333	612,961	7,659,043
Reinvestment of Dividends	542,361	—	120,989
Redemption Fees — Note 2	—	—	15
Redeemed	(2,724,272)	(1,276,398)	(4,130,259)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(1,077,578)	(663,437)	3,649,788

Total Increase (Decrease) in Net Assets	(2,293,842)	562,532	4,688,476
Net Assets:
Beginning of year	14,214,821	13,652,289	8,963,813

End of year(2)	$11,920,979	$14,214,821	$13,652,289

Share Transactions:
Issued	83,158	48,199	672,124
Reinvestment of Dividends	40,602	—	10,333
Redeemed	(205,466)	(102,146)	(357,678)

Net Increase (Decrease) in Shares Outstanding	(81,706)	(53,947)	324,779

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).
(2)	Includes undistributed net investment income of $162,454 and $74,381, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Period Ended October 31, 2017(3)	Year Ended April 30, 2017
Operations:
Net Investment Income	$684,596	$423,958	$161,352
Net Realized Gain (Loss) on Investments and Purchased Equity Options	1,261,844	(542,434)	9,009,296
Net Realized Gain (Loss) on Equity Swaps	(62,864)	62,560	(5,727,832)
Net Realized Loss on Foreign Currency Transactions	(89,996)	(44,605)	(201,417)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Equity Swaps and Purchased Equity Options	(11,381,007)	5,386,125	7,085,847
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,698)	8,796	29,550

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,589,125)	5,294,400	10,356,796

Distributions:(1)	(338,923)	—	(278,587)

Total Distributions	(338,923)	—	(278,587)

Capital Share Transactions:
Issued	4,308,727	1,790,403	6,885,940
Reinvestment of Dividends	335,229	—	268,927
Redemption Fees — Note 2	5,771	989	9,501
Redeemed	(26,102,626)	(8,210,458)	(35,427,689)

Net Decrease in Net Assets from Capital Share Transactions	(21,452,899)	(6,419,066)	(28,263,321)

Total Decrease in Net Assets	(31,380,947)	(1,124,666)	(18,185,112)
Net Assets:
Beginning of year	111,860,082	112,984,748	131,169,860

End of year(2)	$80,479,135	$111,860,082	$112,984,748

Share Transactions:
Issued	216,884	93,285	395,565
Reinvestment of Dividends	16,880	—	14,381
Redeemed	(1,320,163)	(429,747)	(2,049,928)

Net Decrease in Shares Outstanding	(1,086,399)	(336,462)	(1,639,982)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior period/year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).
(2)	Includes undistributed (distributions in excess of) net investment income of $338,881 and $(40,472), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
(3)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Opportunity Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$26.33	$24.20	$22.67	$26.34	$24.13	$20.45
Income (Loss) from Operations:
Net Investment Income(2)	0.23	0.12	0.22	0.31	0.13	0.19
Net Realized and Unrealized Gain (Loss)	(0.62)	2.01	3.25	(0.99)	2.28	3.71

Total from Operations	(0.39)	2.13	3.47	(0.68)	2.41	3.90

Dividends and Distributions:
Net Investment Income	(0.21)	—	(0.40)	(0.25)	(0.20)	(0.22)
Net Realized Gain	(3.11)	—	(1.54)	(2.74)	—	—

Total Dividends and Distributions	(3.32)	—	(1.94)	(2.99)	(0.20)	(0.22)

Net Asset Value, End of Year/Period	$22.62	$26.33	$24.20	$22.67	$26.34	$24.13

Total Return†	(2.17)%	8.80%	15.41%	(2.61)%	10.03%	19.14%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$115,537	$170,495	$173,177	$229,255	$294,656	$464,209
Ratio of Expenses to Average Net Assets	1.00%	1.00%*	1.05%	1.11%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.06%	1.06%*	1.10%	1.17%	1.26%	1.28%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.93%*	0.93%	1.30%	0.51%	0.85%
Portfolio Turnover Rate	47%	16%**	46%	55%	64%	58%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
Opportunity Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$26.30	$24.15	$22.62	$26.30	$24.11	$20.43
Income (Loss) from Operations:
Net Investment Income(2)	0.27	0.14	0.29	0.38	0.19	0.25
Net Realized and Unrealized Gain (Loss)	(0.62)	2.01	3.24	(1.00)	2.28	3.71

Total from Operations	(0.35)	2.15	3.53	(0.62)	2.47	3.96

Dividends and Distributions:
Net Investment Income	(0.27)	—	(0.46)	(0.32)	(0.28)	(0.28)
Net Realized Gain	(3.11)	—	(1.54)	(2.74)	—	—

Total Dividends and Distributions	(3.38)	—	(2.00)	(3.06)	(0.28)	(0.28)

Net Asset Value, End of Year/Period	$22.57	$26.30	$24.15	$22.62	$26.30	$24.11

Total Return†	(2.00)%	8.90%	15.73%	(2.38)%	10.28%	19.46%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$169,330	$175,834	$175,630	$349,003	$413,096	$357,067
Ratio of Expenses to Average Net Assets	0.80%	0.80%*	0.80%	0.86%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.86%	0.86%*	0.85%	0.92%	1.01%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.13%*	1.24%	1.57%	0.76%	1.09%
Portfolio Turnover Rate	47%	16%**	46%	55%	64%	58%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
SMID Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$16.42	$15.74	$12.90	$14.42	$13.39	$10.85
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.09	0.04	0.08	0.01	0.05	(0.02)
Net Realized and Unrealized Gain (Loss)	0.93	0.64	2.84	(1.49)	1.14	3.22

Total from Operations	1.02	0.68	2.92	(1.48)	1.19	3.20

Dividends and Distributions:
Net Investment Income	(0.07)	—	(0.08)	(0.01)	(0.05)	—
Net Realized Gain	—	—	—	(0.03)	(0.11)	(0.66)

Total Dividends and Distributions	(0.07)	—	(0.08)	(0.04)	(0.16)	(0.66)

Redemption Fees(2)	—	—	—	0.00(3)	0.00(3)	—

Net Asset Value, End of Year/Period	$17.37	$16.42	$15.74	$12.90	$14.42	$13.39

Total Return†	6.20%	4.32%	22.66%	(10.27)%	8.97%	29.95%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$35,750	$30,231	$29,379	$38,505	$37,857	$2,998
Ratio of Expenses to Average Net Assets	0.95%	0.95%*	1.04%	1.10%	1.18%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.26%	1.38%*	1.39%	1.43%	1.63%	4.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%	0.45%*	0.55%	0.10%	0.39%	(0.14)%
Portfolio Turnover Rate	61%	13%**	48%	78%	72%	71%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
SMID Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,		November 3, 2014* to April 30, 2015
			2017	2016
Net Asset Value, Beginning of Year/Period	$16.41	$15.73	$12.89	$14.42	$13.91
Income (Loss) from Operations:
Net Investment Income(2)	0.09	0.04	0.06	0.02	0.02
Net Realized and Unrealized Gain (Loss)	0.93	0.64	2.87	(1.50)	0.65

Total from Operations	1.02	0.68	2.93	(1.48)	0.67

Dividends and Distributions:
Net Investment Income	(0.07)	—	(0.09)	(0.02)	(0.05)
Net Realized Gain	—	—	—	(0.03)	(0.11)

Total Dividends and Distributions	(0.07)	—	(0.09)	(0.05)	(0.16)

Redemption Fees(2)	—	—	—	0.00(3)	—

Net Asset Value, End of Year/Period	$17.36	$16.41	$15.73	$12.89	$14.42

Total Return†	6.22%	4.32%	22.73%	(10.27)%	4.92%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,780	$3,704	$3,592	$712	$645
Ratio of Expenses to Average Net Assets	0.95%	0.95%**	0.97%	1.05%	1.05%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.26%	1.38%**	1.34%	1.38%	1.54%**
Ratio of Net Investment Income to Average Net Assets	0.54%	0.45%**	0.40%	0.15%	0.26%**
Portfolio Turnover Rate	61%	13%***	48%	78%	72%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Small Cap Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$19.37	$18.66	$16.35	$20.26	$22.41	$20.13
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.06	0.03	0.04	(0.02)	0.01	(0.08)
Net Realized and Unrealized Gain (Loss)	(0.10)	0.68	2.27	(2.47)	0.67	5.02

Total from Operations	(0.04)	0.71	2.31	(2.49)	0.68	4.94

Dividends and Distributions:
Net Investment Income	(0.08)	—	—	(0.13)	—	—
Net Realized Gain	(0.80)	—	—	(1.29)	(2.83)	(2.66)

Total Dividends and Distributions	(0.88)	—	—	(1.42)	(2.83)	(2.66)

Redemption Fees(2) (3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$18.45	$19.37	$18.66	$16.35	$20.26	$22.41

Total Return†	(0.37)%	3.80%	14.13%	(12.51)%	4.01%	25.13%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$49,475	$99,220	$121,257	$309,441	$474,040	$627,861
Ratio of Expenses to Average Net Assets	1.12%	1.10%*	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.21%	1.15%*	1.33%	1.35%	1.36%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.35%*	0.24%	(0.11)%	0.05%	(0.35)%
Portfolio Turnover Rate	45%	26%**	54%	59%	69%	67%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
Small Cap Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$19.83	$19.10	$16.69	$20.66	$22.74	$20.34
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.08	0.04	0.08	0.03	0.07	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.11)	0.69	2.33	(2.53)	0.68	5.09

Total from Operations	(0.03)	0.73	2.41	(2.50)	0.75	5.06

Dividends and Distributions:
Net Investment Income	(0.11)	—	—	(0.18)	—	—
Net Realized Gain	(0.80)	—	—	(1.29)	(2.83)	(2.66)

Total Dividends and Distributions	(0.91)	—	—	(1.47)	(2.83)	(2.66)

Redemption Fees(2) (3)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$18.89	$19.83	$19.10	$16.69	$20.66	$22.74

Total Return†	(0.29)%	3.82%	14.44%	(12.30)%	4.27%	25.48%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$72,239	$198,706	$366,398	$477,509	$721,824	$725,099
Ratio of Expenses to Average Net Assets	1.05%	1.05%*	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.14%	1.10%*	1.09%	1.10%	1.11%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	0.41%*	0.46%	0.14%	0.31%	(0.12)%
Portfolio Turnover Rate	45%	26%**	54%	59%	69%	67%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
International Equity Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$28.31	$25.23	$24.26	$25.86	$24.88	$21.77
Income (Loss) from Operations:
Net Investment Income(2)	0.45	0.28	0.47	0.50	0.33	0.56
Net Realized and Unrealized Gain (Loss)	(3.15)	2.80	0.90	(1.91)	0.99	2.61

Total from Operations	(2.70)	3.08	1.37	(1.41)	1.32	3.17

Dividends and Distributions:
Net Investment Income	(0.36)	—	(0.40)	(0.12)	(0.35)	(0.06)
Net Realized Gain	(0.23)	—	—	(0.07)	—	—

Total Dividends and Distributions	(0.59)	—	(0.40)	(0.19)	(0.35)	(0.06)

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.01	0.00(3)

Net Asset Value, End of Year/Period	$25.02	$28.31	$25.23	$24.26	$25.86	$24.88

Total Return†	(9.77)%	12.21%	5.75%	(5.45)%	5.52%	14.56%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$710,594	$1,665,962	$1,410,600	$1,397,228	$162,146	$133,850
Ratio of Expenses to Average Net Assets	1.08%	1.08%*	1.06%	1.08%	1.09%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12%	1.12%*	1.11%	1.12%	1.18%	1.45%
Ratio of Net Investment Income to Average Net Assets	1.60%	2.08%*	1.94%	2.08%	1.34%	2.30%
Portfolio Turnover Rate	54%	26%**	57%	39%	49%	58%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
International Equity Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$28.40	$25.29	$24.31	$25.89	$24.93	$21.79
Income (Loss) from Operations:
Net Investment Income(2)	0.49	0.31	0.43	0.44	0.33	0.68
Net Realized and Unrealized Gain (Loss)	(3.15)	2.80	0.96	(1.82)	1.03	2.56

Total from Operations	(2.66)	3.11	1.39	(1.38)	1.36	3.24

Dividends and Distributions:
Net Investment Income	(0.40)	—	(0.42)	(0.14)	(0.40)	(0.10)
Net Realized Gain	(0.23)	—	—	(0.07)	—	—

Total Dividends and Distributions	(0.63)	—	(0.42)	(0.21)	(0.40)	(0.10)

Redemption Fees(2)	0.00(3)	0.00(3)	0.01	0.01	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$25.11	$28.40	$25.29	$24.31	$25.89	$24.93

Total Return†	(9.63)%	12.30%	5.87%	(5.30)%	5.65%	14.84%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,514,844	$1,913,807	$1,726,372	$1,079,244	$276,796	$158,408
Ratio of Expenses to Average Net Assets	0.95%	0.95%*	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.00%	0.99%*	1.00%	1.02%	1.04%	1.17%
Ratio of Net Investment Income to Average Net Assets	1.73%	2.24%*	1.79%	1.80%	1.35%	2.77%
Portfolio Turnover Rate	54%	26%**	57%	39%	49%	58%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
International Small Cap Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017	Year ended April 30,		November 18, 2014* to April 30, 2015
			2017	2016
Net Asset Value, Beginning of Year/Period	$12.68	$11.36	$10.17	$10.61	$10.00
Income (Loss) from Operations:
Net Investment Income(2)	0.10	0.09	0.13	0.03	—
Net Realized and Unrealized Gain (Loss)	(0.70)	1.23	1.25	(0.44)	0.61

Total from Operations	(0.60)	1.32	1.38	(0.41)	0.61

Dividends and Distributions:
Net Investment Income	(0.10)	—	(0.12)	(0.01)	—
Net Realized Gain	(0.76)	—	(0.07)	(0.02)	—

Total Dividends and Distributions	(0.86)	—	(0.19)	(0.03)	—

Net Asset Value, End of Year/Period	$11.22	$12.68	$11.36	$10.17	$10.61

Total Return†	(5.36)%	11.62%	13.83%	(3.91)%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,228	$2,064	$1,552	$1,366	$1,270
Ratio of Expenses to Average Net Assets	1.15%	1.15%**	1.15%	1.40%	1.40%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	5.45%	7.93%**	8.20%	9.44%	15.61%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%	1.43%**	1.30%	0.26%	(0.06)%**
Portfolio Turnover Rate	68%	26%***	49%	54%	16%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Global Equity Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$13.27	$12.14	$11.20	$12.93	$13.43	$12.49
Income (Loss) from Operations:
Net Investment Income(2)	0.15	0.08	0.13	0.14	0.07	0.21
Net Realized and Unrealized Gain (Loss)	(0.87)	1.05	0.92	(0.84)	0.83	1.98

Total from Operations	(0.72)	1.13	1.05	(0.70)	0.90	2.19

Dividends and Distributions:
Net Investment Income	(0.17)	—	(0.08)	(0.07)	(0.19)	(0.05)
Net Realized Gain	(0.33)	—	(0.03)	(0.96)	(1.21)	(1.20)

Total Dividends and Distributions	(0.50)	—	(0.11)	(1.03)	(1.40)	(1.25)

Redemption Fees(2)	0.00(3)	—	0.00(3)	0.00(3)	—	—

Net Asset Value, End of Year/Period	$12.05	$13.27	$12.14	$11.20	$12.93	$13.43

Total Return†	(5.72)%	9.31%	9.35%	(5.51)%	7.85%	17.96%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$11,921	$14,215	$13,652	$8,964	$2,073	$1,983
Ratio of Expenses to Average Net Assets	0.95%	0.95%*	1.10%	1.20%	1.23%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.60%	1.78%*	1.84%	3.71%	5.30%	5.77%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.27%*	1.10%	1.20%	0.54%	1.59%
Portfolio Turnover Rate	45%	21%**	60%	59%	63%	67%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Global Ultra Focus Fund	Year ended October 31, 2018	Period May 1, 2017 to October 31, 2017(1)	Year ended April 30,
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$19.67	$18.76	$17.12	$19.15	$17.79	$12.36
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.13	0.07	0.02	0.04	(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	(2.24)	0.84	1.66	(2.07)	1.61	5.42

Total from Operations	(2.11)	0.91	1.68	(2.03)	1.59	5.43

Dividends and Distributions:
Net Investment Income	(0.06)	—	(0.04)	—	(0.25)	—
Net Realized Gain	—	—	—	—	—	—
Return of Capital	—	—	—	—	0.00(3)	—

Total Dividends and Distributions	(0.06)	—	(0.04)	—	(0.25)	—

Redemption Fees(2)	0.00(3)	0.00(3)	0.00(3)	0.00(3)	0.02	0.00(3)

Net Asset Value, End of Year/Period	$17.50	$19.67	$18.76	$17.12	$19.15	$17.79

Total Return†	(10.76)%	4.85%	9.83%	(10.60)%	9.27%	43.93%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$80,479	$111,860	$112,985	$131,170	$151,049	$196,899
Ratio of Expenses to Average Net Assets	1.13%	1.12%*	1.35%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.20%	1.21%*	1.40%	1.40%	1.38%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68%	0.75%*	0.14%	0.22%	(0.10)%	0.06%
Portfolio Turnover Rate	87%	43%**	72%	115%	163%	167%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Ultra Focus Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Global Ultra Focus Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective August 15, 2017, the Funds changed its fiscal year end to October 31. The previous fiscal year end was April 30.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

As of October 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended October 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2018, the Funds did not have any open option contracts.

For the year ended October 31, 2018, the average monthly balances of open purchased equity options were as follows:

Average Monthly Market Value for Purchased Options     $  1,456,500

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian.

As of October 31, 2018, the Funds did not have any open swap contracts.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

For the year ended October 31, 2018, the average monthly balances of equity swaps were as follows:

Average Monthly Long Notional Amount Outstanding	$3,124,660
Average Monthly Short Notional Amount Outstanding	$2,281,796

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2018, the Funds retained fees of $0, $0, $7,421, $56,151, $0, $0 and $5,771, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2018, the Funds paid as follows for these services: $140,547, $17,296, $83,303, $1,603,731, $1,038, $6,046 and $43,989 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2018, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Global Ultra Focus Funds earned credits of $3,884, $47, $872, $4,448, $15, $37 and $535, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.75%
Cambiar SMID Fund	0.90%
Cambiar Small Cap Fund	1.00%
Cambiar International Equity Fund	0.90%[1]
Cambiar International Small Cap	1.10%
Cambiar Global Equity Fund	0.90%
Cambiar Global Ultra Focus Fund	1.00%

1 Effective June 1, 2018, the advisory fee is subject to the following breakpoints on the advisory fee which is calculated daily and paid monthly: 0.90% on the first $5 billion in assets; 0.80% for assets between $5 and $10 billion; and 0.70% for assets greater than $10 billion.

The Adviser has contractually agreed, through March 1, 2019, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.80%
Cambiar SMID Fund	0.95%
Cambiar Small Cap Fund	1.05%
Cambiar International Equity Fund	0.95%
Cambiar International Small Cap	1.15%
Cambiar Global Equity Fund	0.95%
Cambiar Global Ultra Focus Fund	1.10%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2018.

At October 31, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
10/31/15-10/31/16	2019	$296,228	$127,282	$291,634	$1,090,671	$90,935	$81,325	$56,256
10/31/16-10/31/17	2020	217,977	128,083	199,350	1,559,141	114,154	110,550	83,027
10/31/17-10/31/18	2021	198,951	120,931	170,603	1,744,173	101,502	89,008	67,156

		$713,156	$376,296	$661,587	$4,393,985	$306,591	$280,883	$206,439

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

5. Investment Transactions:

For the year ended October 31, 2018, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$146,905,835	$204,165,609
Cambiar SMID Fund	27,191,861	22,397,648
Cambiar Small Cap Fund	83,739,888	267,593,439
Cambiar International Equity Fund	1,844,197,252	1,931,214,832
Cambiar International Small Cap Fund	1,524,705	1,439,258
Cambiar Global Equity Fund	6,048,812	7,123,580
Cambiar Global Ultra Focus Fund	84,504,440	99,718,283

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily attributable to partnerships, REIT adjustments, utilization of earnings and profits on shareholder redemptions, foreign exchange gain (loss), PFIC adjustments and reclassifications of distribution. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$12,856	$(5,559,709)	$5,546,853
Cambiar SMID Fund	4,391	(279,500)	275,109
Cambiar Small Cap Fund	845,333	(12,900,598)	12,055,265
Cambiar International Equity Fund	(38,883,904)	(6,749,987)	45,633,891
Cambiar International Small Cap Fund	(2,930)	2,930	–
Cambiar Global Equity Fund	–	–	–
Cambiar Global Ultra Focus Fund	(89,996)	89,996	–

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years ended October 30, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Opportunity Fund
2018	$4,803,741	$38,669,108	$43,472,849
2017	7,064,622	24,433,560	31,498,182

Cambiar SMID Fund
2018	135,788	—	135,788
2017	166,318	—	166,318

Cambiar Small Cap Fund
2018	1,356,117	10,910,229	12,266,346
2017	—	—	—

Cambiar International Equity Fund
2018	49,095,732	29,716,606	78,812,338
2017	49,913,971	—	49,913,971

Cambiar International Small Cap Fund
2018	61,947	80,016	141,963
2017	15,701	9,204	24,905

Cambiar Global Equity Fund
2018	412,798	129,566	542,364
2017	120,990	—	120,990

Cambiar Global Ultra Focus Fund
2018	338,923	—	338,923
2017	278,587	—	278,587

There were no dividends or distributions declared during the fiscal period May 1, 2018 through October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

As of October 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
Undistributed Ordinary Income	$5,135,575	$462,738	$4,235,650	$21,523,774	$15,362	$142,952	$594,555
Undistributed Long-Term Capital Gain	23,411,851	2,007,328	15,716,398	5,305,728	92,400	271,242	–
Capital Loss Carryforwards	–	–	–	–	–	–	(20,952,946)
Net Unrealized Appreciation/(Depreciation)	27,179,345	3,840,025	5,102,544	62,106,691	(9,388)	1,096,526	(942,705)
Other Temporary Differences	(10)	3	(1)	3	(5)	2	5

Total Distributable Earnings (Accumulated Losses)	$55,726,761	$6,310,094	$25,054,591	$88,936,196	$98,369	$1,510,722	$(21,301,091)

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2018, the following Fund has capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Post-Enactment Capital Loss Carryforwards
Cambiar Global Ultra Focus Fund	$20,952,945	$–	$ 20,952,945

During the year ended October 31, 2018, the Cambiar SMID Fund and Cambiar Global Ultra Focus Fund utilized $974,358 and $940,958 of capital loss carryforwards to offset capital gains, respectively.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cambiar Opportunity Fund	$253,386,647	$42,712,997	$(15,533,652)	$27,179,345
Cambiar SMID Fund	34,414,079	5,155,130	(1,315,105)	3,840,025
Cambiar Small Cap Fund	113,486,025	11,614,252	(6,511,708)	5,102,544
Cambiar International Equity Fund	2,863,877,245	298,237,964	(236,131,275)	62,106,689
Cambiar International Small Cap Fund	1,893,881	173,188	(182,577)	(9,389)
Cambiar Global Equity Fund	10,647,796	1,770,404	(673,877)	1,096,527
Cambiar Global Ultra Focus Fund	82,491,991	7,142,236	(8,084,942)	(942,706)

7. Concentrated Risks:

At October 31, 2018, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management 27 or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8. Other:

At October 31, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	2	52%
Cambiar Opportunity Fund, Institutional Class	4	69%
Cambiar SMID Fund, Investor Class	1	96%
Cambiar SMID Fund, Institutional Class	3	97%
Cambiar Small Cap Fund, Investor Class	4	65%
Cambiar Small Cap Fund, Institutional Class	2	49%
Cambiar International Equity Fund, Investor Class	2	76%
Cambiar International Equity Fund, Institutional Class	5	63%
Cambiar International Small Cap, Institutional Class	2	99%
Cambiar Global Equity Fund, Investor Class	2	90%
Cambiar Global Ultra Focus Fund, Investor Class	3	55%

9. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior period ended October 31, 2017 or the year ending April 30, 2017 are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Year ended April 30, 2017
Cambiar Opportunity Fund

Net Investment Income:

Investor Class Shares	$(3,553,569)

Institutional Class Shares	(3,511,053)

Realized Gains:

Investor Class Shares	(13,089,410)

Institutional Class Shares	(11,344,150)

Cambiar International Small Cap Fund

Net Investment Income	$(15,701)

Realized Gains	(9,204)

Cambiar Global Equity Fund

Net Investment Income	$(87,988)

Realized Gains	(33,002)

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

10. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (collectively referred to as the “Funds”) (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds, (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Cambiar Opportunity Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and each of the four years in the period ended April 30, 2017
Cambiar SMID Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and each of the four years in the period ended April 30, 2017
Cambiar Small Cap Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and each of the four years in the period ended April 30, 2017
Cambiar International Equity Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and each of the four years in the period ended April 30, 2017
Cambiar International SmallCap Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and the period from November 18, 2014 (commencement of operations) through April 30, 2017

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights
Cambiar Global Equity Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and each of the four years in the period ended April 30, 2017
Cambiar Global Ultra Focus Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, for the period May 1, 2017 through October 31, 2017 and the year ended April 30, 2017	For year ended October 31, 2018, the period May 1, 2017 through October 31, 2017 and each of the four years in the period ended April 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 28, 2018

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED TRUSTEES2 3
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

N. JEFFREY KLAUDER (Born: 1952)	Trustee (since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3 Board Members oversee 54 funds in The Advisors’ Inner Circle Fund.

4 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., ”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2]
JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1 Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Board Members oversee 54 funds in The Advisors’ Inner Circle Fund.

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2]

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

TRACIE E. AHERN (Born: 1968)	Trustee (Since 2008)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1973)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, (since 2000).	None.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, (since 2007).	None.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Board Members oversee 54 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$968.70	1.00%	$4.96
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$969.10	0.80%	$3.97
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,021.20	0.95%	$4.84
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,021.20	0.95%	$4.84
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$964.50	1.14%	$5.64
Hypothetical 5% Return	$1,000.00	$1,019.46	1.14%	$5.80
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$965.30	1.05%	$5.20
Hypothetical 5% Return	$1,000.00	$1,019.91	1.05%	$5.35
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$868.40	1.08%	$5.09
Hypothetical 5% Return	$1,000.00	$1,019.76	1.08%	$5.50
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$869.50	0.95%	$4.48
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$893.30	1.15%	$5.49
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$915.00	0.95%	$4.59
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar Global Ultra Focus Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$885.60	1.17%	$5.56
Hypothetical 5% Return	$1,000.00	$1,019.31	1.17%	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund(7)	88.99%	11.01%	0.00%	100.00%	86.03%
Cambiar SMID Fund(7)	58.42%	41.58%	0.00%	100.00%	99.79%
Cambiar Small Cap Fund(7)	84.23%	15.77%	0.00%	100.00%	55.82%
Cambiar International Equity Fund(7)	29.34%	70.66%	0.00%	100.00%	4.17%
Cambiar International Small Cap Fund	55.03%	44.97%	0.00%	100.00%	1.63%
Cambiar Global Equity Fund	23.41%	76.59%	0.00%	100.00%	31.87%
Cambiar Global Ultra Focus Fund	0.00%	100.00%	0.00%	100.00%	100.00%

	Qualifying Dividend Income (2)	U.S. Government Interest(3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund(7)	98.92%	0.00%	0.00%	100.00%	0.00%
Cambiar SMID Fund(7)	97.53%	0.00%	0.00%	100.00%	0.00%
Cambiar Small Cap Fund(7)	59.16%	0.00%	0.00%	100.00%	0.00%
Cambiar International Equity Fund(7)	100.00%	0.00%	0.00%	0.00%	5.75%
Cambiar International Small Cap Fund	85.68%	0.00%	0.00%	100.00%	2.37%
Cambiar Global Equity Fund	89.26%	0.00%	0.00%	100.00%	0.00%
Cambiar Global Ultra Focus Fund	100.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund and Cambiar International Small Cap Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2018, the total amount of foreign source income for Cambiar International Equity Fund, Cambiar International Small Cap Fund was $67,547,650 and $43,954, respectively. The total amount of foreign taxes paid for Cambiar International Equity Fund and Cambiar International Small Cap Fund was $7,591,305 and $3,441, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(7)	The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV”.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2018

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.